File No.  2-40341
                                                                        811-2192



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [__]

      Pre-Effective Amendment No.                                          [__]


      Post-Effective Amendment No. 51                                      [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]


      Amendment No. 51                                                     [X]


                        (Check appropriate box or boxes.)

                  THE DREYFUS PREMIER THIRD CENTURY FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                           c/o The Dreyfus Corporation
                    200 Park Avenue, New York, New York 10166
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 922-6000

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

            immediately upon filing pursuant to paragraph (b)
      -----


        X   on 10/1/03 pursuant to paragraph (b)
      -----

            60 days after filing pursuant to paragraph (a)(1)
      -----
            on     (date)      pursuant to paragraph (a)(1)
      -----    ---------------

            75 days after filing pursuant to paragraph (a)(2)
      -----
            on     (date)      pursuant to paragraph (a)(2) of Rule 485
      -----    ---------------


If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



The Dreyfus Premier
Third Century Fund, Inc.

Investing in large-cap stocks that meet certain financial as well as social criteria


PROSPECTUS October 1, 2003



YOU, YOUR ADVISOR
AND DREYFUS
A MELLON FINANCIAL COMPANY(SM)



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.






(PAGE)

CONTENTS

The Fund
--------------------------------------------------------------------------------

Goal/Approach                                                                1

Main Risks                                                                   2

Past Performance                                                             4

Expenses                                                                     5

Management                                                                   6


Financial Highlights                                                         7

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                            10

Distributions and Taxes                                                     14

Services for Fund Investors                                                 15

Instructions for Regular Accounts                                           16

Instructions for IRAs                                                       18


For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.



(PAGE)

      The Dreyfus Premier Third Century Fund, Inc.
      -------------------------------------

                                       Ticker Symbols      CLASS A: DTCAX

                                                           CLASS B: DTCBX

                                                           CLASS C: DTCCX

                                                           CLASS R: DRTCX

                                                           CLASS T: DTCTX

                                                           CLASS Z: DRTHX

THE FUND

GOAL/APPROACH

The fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund invests primarily in the common stocks of companies that, in the opinion of the fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

The fund's investment strategy combines market economics and fundamental research with a proactive social screening process. The portfolio managers begin by assessing current economic conditions and forecasting economic expectations. Each industry sector of the Standard and Poor's 500 Composite Stock Price Index (S&P 500((reg.tm))) is examined to determine the sector's market capitalized weighting and to estimate the performance of the sector relative to the S&P 500 as a whole. A balance is determined for the fund, giving greater weight to sectors that are expected to outperform the overall market and less weight to sectors that are expected to underperform the overall market. Stocks are then selected for potential inclusion in the fund's portfolio, based typically on the issuer's industry classification, the stock's historical sensitivity to changing economic events and conditions, and an assessment of the stock's current valuation and prospects. The fund looks for companies that tend to have strong performance records, solid market positions and reasonable financial strength. The portfolio managers then evaluate each stock considered to be a potential purchase candidate to determine whether the company enhances the quality of life in America by considering its record in the areas of:

* protection and improvement of the environment and the proper use of our natural resources

*    occupational health and safety

*    consumer protection and product purity

*    equal employment opportunity


Consistent with its consumer protection screen, the fund will not purchase shares in a company that manufactures tobacco products. The fund may invest in common stocks of foreign companies whose U.S. operations are evaluated in accordance with the social screens set forth above.


If the portfolio managers' assessment does not reveal a negative pattern of conduct in these social areas, the company's stock is eligible for purchase. If the portfolio managers determine that a company fails to meet the fund's social criteria, the stock will not be purchased, or if it is already owned, it will be sold as soon as reasonably possible, consistent with the best interests of the fund.

The fund also typically sells a stock when the portfolio managers believe there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The fund also may sell stocks when the portfolio managers' evaluation of a sector has changed.

Concepts to understand

SOCIAL SCREENING: The portfolio managers use publicly available information, including reports prepared by "watchdog" groups and governmental agencies, to assist them in the social screening process. Because there are few generally accepted standards for the portfolio managers to use in the evaluation, the portfolio managers will determine which research tools to use. The portfolio managers do not currently examine:

*  corporate activities outside the U.S.

*  nonbusiness activities

* secondary implications of corporate activities (such as the activities of a client or customer of the company being evaluated)

                                                                The Fund



(PAGE 1)

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* SOCIAL INVESTMENT RISK. The fund's socially responsible investment criteria may limit the number of investment opportunities available to the fund, and as a result, the fund may produce more modest gains than funds that are not subject to such special investment considerations.

* SMALLER COMPANY RISK. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

* VALUE AND GROWTH STOCK RISK. By investing in a mix of value and growth companies, the fund assumes the risks of both. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds. Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already undervalued. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.


* FOREIGN INVESTMENT RISK. To the extent the fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, which could increase the fund's volatility.


* MARKET SECTOR RISK. The fund may overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.


(PAGE 2)

* IPO RISK. The fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

Other potential risks


Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its primary investment objective.

The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.


                                                                The Fund

(PAGE 3)


PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the fund's Class Z performance from year to year. The table compares the average annual total returns of each of the fund's share classes to those of the S&P 500, a broad measure of stock performance. The returns shown in the table reflect any applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the fund's other share classes due to differences in charges and expenses. Class Z shares generally are not available for new accounts.

After-tax performance is shown only for Class Z shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

CLASS Z SHARES

5.23   -7.45  35.81  24.33  29.37  30.17  30.16  -12.90 -23.72  -29.37
93     94     95     96     97     98     99     00     01      02

BEST QUARTER:                    Q4 '98                     +24.26%

WORST QUARTER:                   Q3 '02                     -18.50%

THE YEAR-TO-DATE TOTAL RETURN FOR THE FUND'S CLASS Z SHARES AS OF 6/30/03 WAS 10.16%.

Average annual total returns AS OF 12/31/02


Share class/                                                                                                         Since
inception date                                      1 Year               5 Years              10 Years             inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS Z (3/29/72)
RETURNS BEFORE TAXES                                -29.37%              -4.48%                5.40%                 --

CLASS Z
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                    -29.37%              -5.66%                3.07%                 --

CLASS Z
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                 -18.03%              -3.06%                3.98%                 --

CLASS A (8/31/99)
RETURNS BEFORE TAXES                                -33.40%               --                    --                 -17.45%

CLASS B (8/31/99)
RETURNS BEFORE TAXES                                -32.69%               --                    --                 -17.28%

CLASS C (8/31/99)
RETURNS BEFORE TAXES                                -30.66%               --                    --                 -16.66%

CLASS R (8/31/99)
RETURNS BEFORE TAXES                                -29.12%               --                    --                 -15.70%

CLASS T (8/31/99)
RETURNS BEFORE TAXES                                -32.93%               --                    --                 -17.62%

S&P 500
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                             -22.09%              -0.58%                9.34%               -10.25%*

*    BASED ON THE LIFE OF CLASSES A, B, C, R AND T.



What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goals, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.


(PAGE 4)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.



Fee table

                                                             CLASS A     CLASS B     CLASS C     CLASS R     CLASS T     CLASS Z
------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                        5.75        NONE        NONE        NONE       4.50        NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS             NONE*       4.00        1.00        NONE       NONE*       NONE
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                  .75         .75         .75         .75        .75         .75

Rule 12b-1 fee                                                  NONE         .75         .75        NONE        .25        NONE


Shareholder services fee                                         .25         .25         .25        NONE        .25         .10

Other expenses                                                   .36         .40         .38         .11        .35         .29
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                           1.36        2.15        2.13         .86       1.60        1.14


*    SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE
     YEAR.




Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------



CLASS A                                        $706                $981                 $1,277               $2,116

CLASS B
WITH REDEMPTION                                $618                $973                 $1,354               $2,098**

WITHOUT REDEMPTION                             $218                $673                 $1,154               $2,098**

CLASS C
WITH REDEMPTION                                $316                $667                 $1,144               $2,462
WITHOUT REDEMPTION                             $216                $667                 $1,144               $2,462

CLASS R                                        $88                 $274                 $477                 $1,061

CLASS T                                        $605                $932                 $1,282               $2,265

CLASS Z                                        $116                $362                 $628                 $1,386


**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operation.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, C and T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee of 0.25% paid to the fund's distributor (which may pay third parties) for providing shareholder services to the holders of Class A, B, C and T shares and a fee of up to 0.25% paid to the fund's distributor for providing shareholder services to the holders of Class Z shares.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                                The Fund





(PAGE 5)

MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $170 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.75% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $3.1 trillion of assets under management, administration or custody, including approximately $612 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.


Emerson Tuttle serves as the fund's primary portfolio manager with respect to selection of portfolio securities. Mr. Tuttle has held his position with the fund since May 2002 and has been employed by Dreyfus since January 2002. He also is senior vice president of The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus. Prior to joining TBCAM in September 2001, he was a principal at State Street Global Advisors where he was employed from April 1981 to September 2001.

Paul Hilton serves as the fund's primary portfolio manager with respect to its areas of social concern. Mr. Hilton has held this position with the fund and has been employed by Dreyfus since July 2002. From August 1998 through April 2001, he was a portfolio manager for Dreyfus and from October 1998 through April 2001, he served as the fund's primary portfolio manager with respect to its areas of social concern. From September 2001 through December 2002, Mr. Hilton also was employed outside of the mutual fund industry.


The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.


(PAGE 6)

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much an investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.



                                                                                                 YEAR ENDED MAY 31,

 CLASS A                                                                                  2003       2002      2001      2000(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                                       8.05     10.40      13.95      13.34

 Investment operations:  Investment income (loss) -- net                                (.02)(2)  (.02)(2)   (.06)(2)      .20(2)

                         Net realized and unrealized gain (loss) on investments           (1.19)    (2.26)     (2.57)       1.76

 Total from investment operations                                                         (1.21)    (2.28)     (2.63)       1.96

 Distributions:          Dividends from investment income -- net                              --        --      (.08)         --

                         Dividends from net realized gain on investments                      --     (.07)      (.84)     (1.35)

 Total distributions                                                                          --     (.07)      (.92)     (1.35)

 Net asset value, end of period                                                             6.84      8.05      10.40      13.95

 Total Return (%)(3)                                                                     (15.03)   (21.95)    (19.84)    14.90(4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                                                    1.36      1.12       1.18     1.02(4)

 Ratio of net investment income (loss) to average net assets                               (.23)     (.22)      (.51)     1.43(4)

 Portfolio turnover rate                                                                   74.83    103.52      82.54      60.20
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                    14,116    18,675     22,004     10,999

(1)  FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.          (4) NOT ANNUALIZED.

                                                                                                     YEAR ENDED MAY 31,

 CLASS B                                                                                  2003       2002      2001      2000(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                                       7.88     10.26      13.88      13.34

 Investment operations:  Investment income (loss) -- net                                (.07)(2)  (.09)(2)   (.16)(2)      .15(2)

                         Net realized and unrealized gain (loss) on investments           (1.16)    (2.22)     (2.56)       1.74

 Total from investment operations                                                         (1.23)    (2.31)     (2.72)       1.89

 Distributions:          Dividends from investment income -- net                              --        --      (.06)         --

                         Dividends from net realized gain on investments                      --     (.07)      (.84)     (1.35)

 Total distributions                                                                          --     (.07)      (.90)     (1.35)

 Net asset value, end of period                                                             6.65      7.88      10.26      13.88

 Total Return (%)(3)                                                                     (15.61)   (22.55)    (20.58)    14.34(4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                                                    2.15      1.93       1.95     1.55(4)

 Ratio of net investment income (loss) to average net assets                              (1.03)    (1.05)     (1.30)     1.07(4)

 Portfolio turnover rate                                                                   74.83    103.52      82.54      60.20
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                    16,873    23,671     31,152     20,812

(1)  FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.          (4) NOT ANNUALIZED.

                                                                                                                The Fund



(PAGE 7)

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                    YEAR ENDED MAY 31,

 CLASS C                                                                                  2003       2002      2001      2000(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                                       7.88     10.28      13.88      13.34

 Investment operations:  Investment income (loss) -- net                                (.06)(2)  (.10)(2)   (.16)(2)      .11(2)

                         Net realized and unrealized gain (loss) on investments           (1.17)    (2.23)     (2.54)       1.78

 Total from investment operations                                                         (1.23)    (2.33)     (2.70)       1.89

 Distributions:          Dividends from investment income -- net                              --        --      (.06)         --

                         Dividends from net realized gain on investments                      --     (.07)      (.84)     (1.35)

 Total distributions                                                                          --     (.07)      (.90)     (1.35)

 Net asset value, end of period                                                             6.65      7.88      10.28      13.88

 Total Return (%)(3)                                                                     (15.61)   (22.70)    (20.48)    14.34(4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                                                    2.13      1.98       1.92     1.54(4)

 Ratio of net investment income (loss) to average net assets                              (1.02)    (1.09)     (1.28)      .77(4)

 Portfolio turnover rate                                                                   74.83    103.52      82.54      60.20
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                     3,698     5,399      7,037      5,234

(1)  FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.          (4) NOT ANNUALIZED.

                                                                                                     YEAR ENDED MAY 31,

 CLASS R                                                                                  2003       2002      2001      2000(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                                       8.12     10.46      14.00      13.34

 Investment operations:  Investment income (loss) -- net                                   .02(2)     .01(2)  (.03)(2)     .26(2)

                         Net realized and unrealized gain (loss) on investments           (1.20)    (2.28)     (2.58)       1.75

 Total from investment operations                                                         (1.18)    (2.27)     (2.61)       2.01

 Distributions:          Dividends from investment income -- net                              --        --      (.09)         --

                         Dividends from net realized gain on investments                      --     (.07)      (.84)     (1.35)

 Total distributions                                                                          --     (.07)      (.93)     (1.35)

 Net asset value, end of period                                                             6.94      8.12      10.46      14.00

 Total Return (%)                                                                        (14.53)   (21.73)    (19.64)    15.30(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                                                     .86       .81        .84      .75(3)

 Ratio of net investment income (loss) to average net assets                                 .25       .08      (.20)     1.69(3)

 Portfolio turnover rate                                                                   74.83    103.52      82.54      60.20
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                    25,573    31,441     39,854     45,641

(1)  FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  NOT ANNUALIZED.


(PAGE 8)


                                                                                                     YEAR ENDED MAY 31,

 CLASS T                                                                                  2003       2002      2001      2000(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                                       7.90     10.29      13.85      13.34

 Investment operations:  Investment income (loss) -- net                                (.03)(2)  (.08)(2)   (.10)(2)      .20(2)

                         Net realized and unrealized gain (loss) on investments           (1.18)    (2.24)     (2.54)       1.66

 Total from investment operations                                                         (1.21)    (2.32)     (2.64)       1.86

 Distributions:          Dividends from investment income -- net                              --        --      (.08)         --

                         Dividends from net realized gain on investments                      --     (.07)      (.84)     (1.35)

 Total distributions                                                                          --     (.07)      (.92)     (1.35)

 Net asset value, end of period                                                             6.69      7.90      10.29      13.85

 Total Return (%)(3)                                                                     (15.32)   (22.58)    (20.08)    14.14(4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                                                    1.60      1.78       1.48     1.21(4)

 Ratio of net investment income (loss) to average net assets                               (.48)     (.89)      (.82)     1.40(4)

 Portfolio turnover rate                                                                   74.83    103.52      82.54      60.20
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                       557       890        998        456

(1)  FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.          (4) NOT ANNUALIZED.

                                                                                                YEAR ENDED MAY 31,

 CLASS Z                                                                       2003       2002       2001     2000(1)     1999
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                            8.10      10.46     14.00      12.72      11.78

 Investment operations:  Investment income (loss) -- net                   (.00)(2,3)   (.01)(2)  (.04)(2)     .08(2)      (.01)

                         Net realized and unrealized
                         gain (loss) on investments                            (1.20)     (2.28)    (2.58)       2.55       2.29

 Total from investment operations                                              (1.20)     (2.29)    (2.62)       2.63       2.28

 Distributions:          Dividends from
                         investment income -- net                                  --         --     (.08)         --         --

                         Dividends from net realized
                         gain on investments                                       --      (.07)     (.84)     (1.35)     (1.34)

 Total distributions                                                               --      (.07)     (.92)     (1.35)     (1.34)

 Net asset value, end of period                                                  6.90       8.10     10.46      14.00      12.72

 Total Return (%)                                                             (14.82)    (21.92)   (19.69)      20.91      20.30
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                                         1.14       1.02       .95        .96        .96

 Ratio of net investment income (loss)
 to average net assets                                                          (.02)      (.14)     (.32)        .60      (.11)

 Portfolio turnover rate                                                        74.83     103.52     82.54      60.20      75.88
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        531,104    717,072  1,034,078  1,310,890  1,130,190

(1) THE FUND CHANGED TO A SIX-CLASS FUND ON AUGUST 31, 1999.
THE EXISTING SHARES WERE REDESIGNATED CLASS Z SHARES.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

                                                                                                             The Fund


(PAGE 9)


Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a CDSC.




Reduced Class A and Class T sales charge

LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period at the same sales charge as if all shares had been purchased at once.


RIGHT OF ACCUMULATION: lets you add to the amount of your next Class A or Class T investment for purposes of calculating the sales charge the value of any shares you own in this fund or in certain other funds advised by Dreyfus or Founders Asset Management LLC (Founders), an affiliate of Dreyfus, that are subject to a sales load.

REFER TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR CONSULT YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.



* CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon.

* CLASS B shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon.

* CLASS C shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon.

* CLASS R shares are designed for eligible institu- tions on behalf of their clients and for eligible charitable organizations (individuals may not purchase these shares directly).

* CLASS T shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a shorter-term investment horizon. Because Class A has lower expenses than Class T, if you invest $1 million or more in the fund, you should consider buying Class A shares.

*    CLASS Z shares generally are not available for new accounts.

Your financial representative can help you choose the share class that is appropriate for you.


(PAGE 10)

SHARE CLASS CHARGES

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge, or you may qualify for a reduced sales charge, to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you.
--------------------------------------------------------------------------------

SALES CHARGES

CLASS A AND CLASS T -- CHARGED WHEN YOU BUY SHARES


                                                     Sales charge                              Sales charge
                                                     deducted as a %                           as a % of your
Your investment                                      of offering price                         net investment
------------------------------------------------------------------------------------------------------------------------------------
                                                     Class                Class                Class                Class
                                                     A                    T                    A                    T
------------------------------------------------------------------------------------------------------------------------------------

Up to $49,999                                        5.75%                4.50%                6.10%                4.70%

$50,000 -- $99,999                                   4.50%                4.00%                4.70%                4.20%

$100,000 -- $249,999                                 3.50%                3.00%                3.60%                3.10%

$250,000 -- $499,999                                 2.50%                2.00%                2.60%                2.00%

$500,000 -- $999,999                                 2.00%                1.50%                2.00%                1.50%

$1 million or more*                                  0.00%                0.00%                0.00%                0.00%

*    A 1.00% CDSC may be charged on any shares sold within one year of purchase
     (except shares bought through dividend reinvestment).



Class T shares also carry an annual Rule 12b-1 fee of 0.25% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                 CDSC as a % of your initial
Years since purchase             investment or your redemption
was made                         (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                    4.00%

2 -- 4 years                     3.00%

4 -- 5 years                     2.00%

5 -- 6 years                     1.00%

More than 6 years                Shares will automatically
                                 convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS R AND CLASS Z -- NO SALES CHARGE OR RULE 12B-1 FEES

BUYING SHARES


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when fund shareholders cannot buy or sell fund shares.


ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      DREYFUS TELETRANSFER
                                                      INVESTMENTS

TRADITIONAL IRAS                   $750               NO MINIMUM

SPOUSAL IRAS                       $750               NO MINIMUM

ROTH IRAS                          $750               NO MINIMUM

EDUCATION SAVINGS                  $500               NO MINIMUM
ACCOUNTS                                              AFTER THE FIRST YEAR

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C, R and Z are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.

                                                        Your Investment




(PAGE 11)

ACCOUNT POLICIES (CONTINUED)

SELLING SHARES

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.


TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for details.


BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares


* the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares


Limitations on selling shares by phone or online

Proceeds                    Minimum                   Maximum
sent by                     phone/online              phone/online
--------------------------------------------------------------------------------

CHECK*                      NO MINIMUM                $250,000 PER DAY

WIRE                        $1,000                    $500,000 FOR JOINT
                                                      ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

DREYFUS                     $500                      $500,000 FOR JOINT
TELETRANSFER                                          ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.


Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

(PAGE 12)

GENERAL POLICIES

IF YOUR ACCOUNT FALLS BELOW $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.


UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.


THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

                                                        Your Investment

(PAGE 13)


DISTRIBUTIONS AND TAXES


THE FUND EARNS DIVIDENDS, INTEREST and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions. The fund normally pays dividends and capital gains distributions annually. Fund dividends and capital gains will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND HAS REALIZED but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.


(PAGE 14)

SERVICES FOR FUND INVESTORS

IF YOU PURCHASED FUND SHARES through a third party, different restrictions on the services and privileges offered by the fund may be imposed, or the third party may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611. Holders of Class Z shares should call 1-800-645-6561.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS PAYROLL                 For making automatic investments
SAVINGS PLAN                    through a payroll deduction.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from the
                                fund into another Dreyfus fund or
                                certain Founders-advised funds
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges from
EXCHANGE PRIVILEGE              the fund into another Dreyfus fund or
                                certain Founders-advised funds.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
                                on Class B shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

EXCHANGE PRIVILEGE


YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.


DREYFUS TELETRANSFER PRIVILEGE


TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contact your financial representative.


REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

                                                        Your Investment




(PAGE 15)

INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.


   Mail your application and a check to:
   Name of Fund
   P.O. Box 55268, Boston, MA 02205-8502
   Attn: Institutional Processing



TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.


Mail the slip and the check to:
Name of Fund
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing



           By Telephone


   WIRE  Call us to request an account
application and an account number. Have your bank send your investment to The Bank of New York, with these instructions:


   * ABA# 021000018

   * DDA# 8900051787

   * the fund name

   * the share class


   * your account number


   * name(s) of investor(s)

   * dealer number if applicable


   Return your application with the account number on the application.


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900051787

* the fund name

* the share class

* your account number

* name(s) of investor(s)

* dealer number if applicable


ELECTRONIC CHECK Same as wire, but insert "111" before your 14-digit account number.


DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.



TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the share class

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling shares").


Mail your request to:
The Dreyfus Family of Funds
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing


WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.


To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Holders of Class Z shares should call 1-800-645-6561. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.


(PAGE 16)

INSTRUCTIONS FOR REGULAR ACCOUNTS (continued)

   TO OPEN AN ACCOUNT


            Online (www.dreyfus.com)



TO ADD TO AN ACCOUNT

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Visit the Dreyfus Web site to request your transaction.

TO SELL SHARES

WIRE Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Visit the Dreyfus Web site to request your transaction. A check will be sent to the address of record.

            Automatically

     WITH AN INITIAL INVESTMENT Indicate on your application which automatic service(s) you want. Return your application with your investment.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

                                                        Your Investment







(PAGE 17)

INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT

            In Writing

   Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.


   Mail your application and a check to:
   The Dreyfus Trust Company, Custodian
   P.O. Box 55552, Boston, MA 02205-8568
   Attn: Institutional Processing



TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.


Mail the slip and the check to:
The Dreyfus Trust Company, Custodian
P.O. Box 55552, Boston, MA 02205-8568
Attn: Institutional Processing



           By Telephone


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900051787

* the fund name

* the share class

* your account number

* name of investor

* the contribution year

* dealer number if applicable


ELECTRONIC CHECK Same as wire, but insert "111" before your 14-digit account number.


            Automatically

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.

TO SELL SHARES

Write a letter of instruction that includes:

* your name and signature

* your account number and fund name

* the share class

* the dollar amount you want to sell

* how and where to send the proceeds

* whether the distribution is qualified or premature

* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling shares").


Mail your request to:
The Dreyfus Trust Company
P.O. Box 55552, Boston, MA 02205-8568
Attn: Institutional Processing



SYSTEMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Holders of Class Z shares should call 1-800-645-6561. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

(PAGE 18)

NOTES

(PAGE)


NOTES

(PAGE)


NOTES

(PAGE)


FOR MORE INFORMATION

THE DREYFUS PREMIER THIRD CENTURY FUND, INC.
-------------------------------------
SEC file number:  811-2192

More information on this fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's portfolio managers discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or (516) 338-3300

Holders of Class Z shares should call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:
http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

Printed on recycled paper.

50% post-consumer.

Process chlorine free.

Vegetable-based ink.


(c) 2003 Dreyfus Service Corporation                                  035P1003NA



------------------------------------------------------------------------------
                 THE DREYFUS PREMIER THIRD CENTURY FUND, INC.
                 CLASS A, CLASS B, CLASS C, CLASS R, CLASS T
                              AND CLASS Z SHARES
                     STATEMENT OF ADDITIONAL INFORMATION

                                OCTOBER 1, 2003

------------------------------------------------------------------------------


      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of The Dreyfus Premier Third Century Fund, Inc. (the "Fund"), dated October 1, 2003, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York, 11556-0144, visit the Dreyfus.com website, or call the following numbers:


                  Call Toll Free 1-800-554-4611
                  (Holders of Class Z shares should call 1-800-645-6561) In New York City -- Call 718-895-1206
                  Outside the U.S. -- Call 516-794-5452

      The most recent Annual Report and/or Semi-Annual Report to Shareholders for the Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                              TABLE OF CONTENTS
                                                                           PAGE


Description of the Fund....................................................B-2

Management of the Fund.....................................................B-9
Management Arrangements....................................................B-15
Purchase of Shares.........................................................B-19
Distribution Plans and Shareholder Services Plans..........................B-26
Redemption of Shares.......................................................B-28
Shareholder Services.......................................................B-33
Determination of Net Asset Value...........................................B-39
Dividends, Distributions and Taxes.........................................B-40
Portfolio Transactions.....................................................B-43
Summary of the Proxy Voting Policy, Procedures and Guidelines of the
Dreyfus Family of Funds....................................................B-46
Performance Information....................................................B-48
Information about the Fund.................................................B-50
Counsel and Independent Auditors...........................................B-51

                            DESCRIPTION OF THE FUND

      The Fund was incorporated under Delaware law on May 6, 1971 and commenced operations on March 29, 1972. On July 30, 1982, the Fund changed its state of incorporation to Maryland. The Fund is an open-end management investment company, known as a mutual fund. Prior to August 31, 1999, the Fund's name was The Dreyfus Third Century Fund, Inc. The Fund is a diversified fund, which means that, with respect to 75% of the Fund's total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer.

      The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

      Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

CERTAIN PORTFOLIO SECURITIES

      The following information supplements and should be read in conjunction with the Fund's Prospectus.

      During a period when it becomes desirable to move the Fund toward a defensive position because of adverse trends in the financial markets or the economy, the Fund may invest some of or all its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, corporate bonds, high grade commercial paper, repurchase agreements, time deposits, bank certificates of deposit, bankers' acceptances and other short-term bank obligations issued in this country as well as those issued in dollar denominations by the foreign branches of U.S. banks, and cash or cash equivalents, without limit as to amount, as long as such investments are made in securities of eligible companies and domestic banks. The Fund also may purchase these types of securities when it has cash reserves or in anticipation of taking a market position.

      U.S. GOVERNMENT SECURITIES. U.S. Government securities include a variety of U.S. Treasury Securities, which differ in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. The Fund will invest in such securities only when the Fund is satisfied that the credit risk with respect to the issuer is minimal.

      INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that the Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See "Lending Portfolio Securities."

      FOREIGN SECURITIES. The Fund may invest in foreign securities. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

      Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

      Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

      ILLIQUID SECURITIES. The Fund may invest up to 15% of the value of its net assets in securities which are illiquid securities, provided such investments are consistent with the Fund's investment objectives. Illiquid securities are securities which are not readily marketable, including those with legal or contractual restrictions on resale. Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), permits certain resales of restricted securities to qualified institutional buyers without registration under the Securities Act ("Rule 144A Securities"). The Fund's Board has directed the Manager to monitor the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information, and has approved procedures to determine whether a readily available market exists. Rule 144A Securities for which there is a readily available market are not illiquid. Investment in illiquid securities subjects the Fund to the risk that it will not be able to sell such securities when it may be opportune to do so, which could adversely affect the Fund's net asset value.

      When the Fund purchases securities that are illiquid due to the fact that such securities have not been registered under the Securities Act, the Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such securities and the registration of the securities permitting sale. The valuation of illiquid securities will be monitored by the Manager subject to the supervision of the Fund's Board.

      INITIAL PUBLIC OFFERINGS. The Fund may purchase securities of companies in initial public offerings ("IPOs") or shortly thereafter. An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of the National Association of Securities Dealers, Inc. apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies' securities may be very volatile, rising and falling rapidly based, among other reasons, solely on investor perceptions rather than economic reasons.

      REPURCHASE AGREEMENTS. Repurchase agreements involve the acquisition by the Fund of an underlying debt instrument subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at a fixed price, usually not more than one week after its purchase. The Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and the Fund will require that additional securities be deposited with its custodian if the value of the securities purchased should decrease below resale price. The Manager will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. The Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

      CERTIFICATES OF DEPOSIT. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

      TIME DEPOSITS. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

      BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.

INVESTMENT TECHNIQUES

      The following information supplements and should be read in conjunction with the Fund's Prospectus.

      WRITING AND PURCHASING OPTIONS. To earn additional income on its portfolio, the Fund, to a limited extent, may write covered call options on securities owned by the Fund ("covered options" or "options") and purchase call options in order to close option transactions, as described below.

      A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. When a covered option is written by the Fund, the Fund will make arrangements with the Fund's custodian, to segregate the underlying securities until the option either is exercised, expires or the Fund closes out the option as described below. A covered option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. To limit this exposure, the value of the portfolio securities underlying covered call options written by the Fund will be limited to an amount not in excess of 20% of the value of the Fund's net assets at the time such options are written.

      The Fund will purchase call options only to close out open positions. To close out a position, the Fund may make a "closing purchase transaction," which involves purchasing a call option on the same security with the same exercise price and expiration date as the option which it has previously written on a particular security. The Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call option is less (or more) than the amount received from the sale thereof.

      BORROWING MONEY. The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow an amount up to 33 1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

      LENDING PORTFOLIO SECURITIES. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent").
The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

OTHER INVESTMENT CONSIDERATIONS AND RISKS

      The following information supplements and should be read in conjunction with the Fund's Prospectus.

      The Fund's objectives and special considerations (social screens), as described in the Fund's Prospectus, cannot be changed without approval by the holders of a majority, as defined in the 1940 Act, of the Fund's outstanding voting shares. The Fund's Board may adopt additional criteria or restrictions governing the Fund's investments if the Board determines that the new criteria or restrictions are consistent with the Fund's objective of investing in a socially responsible manner, but the Board may not change the four existing special considerations described in the Prospectus without shareholder approval.

      The Board will review new portfolio acquisitions in light of the Fund's special concerns at their next regular meeting. While the Board will disqualify a company evidencing a pattern of conduct that is inconsistent with the Fund's special standards, the Board need not disqualify a company on the basis of incidents that, in the Board's judgment, do not reflect the company's policies and overall current level of performance in the areas of special concern to the Fund. The performance of companies in the areas of special concern is reviewed regularly to determine their continued eligibility.

      The Board of the Fund may, to a limited extent, authorize the purchase of securities of foreign companies which have not been declared eligible for investment ("ineligible securities") in order to facilitate the purchase of securities of other foreign companies which are contributing or will contribute to the enhancement of the quality of life in America and which have been declared eligible for investment ("eligible securities"). Certain countries have limited, either permanently or temporarily, the ability of foreigners to purchase shares of their domestic companies, shares which are already owned outside the country or shares which may be obtained through the sale of shares of other companies located in the same country which are owned outside that country. Accordingly, the Fund may purchase ineligible securities so that these securities may be sold or redeemed in the country of origin, and the proceeds thus received used for the purchase of eligible securities.

      Otherwise ineligible securities purchased for this limited purpose would be held in the Fund's portfolio for a maximum of 60 days in order to enable the Fund to have sufficient time to provide for the transportation of the securities and their sale or redemption. Most transactions of this type, however, are expected to be completed in a much shorter period. Furthermore, such investments are limited, as a fundamental policy, in the aggregate, to a maximum of 2% of the net assets of the Fund at the time of investment. Engaging in these transactions will result in additional expense to the Fund in the form of brokerage commissions incurred in the purchase and sale of the ineligible security. Finally, the Fund's Board would authorize investments in ineligible securities only for the purpose of facilitating the purchase of securities of a SPECIFIC eligible company.

      SIMULTANEOUS INVESTMENTS. Investment decisions for the Fund are made independently from those of other investment companies advised by the Manager. However, if such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

INVESTMENT RESTRICTIONS

      The Fund has adopted investment restrictions numbered 1 through 4 and 6 through 16 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority, as defined in the 1940 Act, of the Fund's outstanding voting shares. Investment restrictions numbered 5, 17 and 18 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time.

      1. The Fund's special considerations described in the Fund's Prospectus will not be changed without stockholder approval. The Board may from time to time without stockholder approval adopt additional criteria or restrictions governing the Fund's investments if the Board determines that the new criteria or restrictions are consistent with the Fund's objective of investing in a socially responsible manner. Any such new criteria or restrictions would not be fundamental policies of the Fund and could be subsequently terminated or changed by the Board at any time without stockholder approval.

      2. The Fund may not purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer (except securities of the United States Government or any instrumentality thereof).

      3. The Fund may not purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

      4. The Fund may not purchase securities of any company having less than three years' continuous operating history (including that of any predecessors) if such purchase would cause the value of the Fund's investments in all such securities to exceed 5% of the value of its net assets. See also Investment Restriction No. 10.

      5. The Fund may not purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

      6. The Fund may not purchase or retain the securities of any issuer if officers or Board members of the Fund or of its investment adviser, who own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

      7. The Fund may not purchase, hold or deal in commodities or commodity contracts, in oil, gas, or other mineral exploration or development programs, or in real estate but this shall not prohibit the Fund from investing, consistent with Item 18 below, in securities of companies engaged in oil, gas or mineral investments or activities. This limitation shall not prevent the Fund from investing in securities issued by a real estate investment trust, provided that such trust is not permitted to invest in real estate or in interests other than mortgages or other security interests.

      8. The Fund may not borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

      9. The Fund may not lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets) or as otherwise permitted by the SEC. For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

      10. The Fund may not act as an underwriter of securities of other issuers.

      11. The Fund may not purchase from or sell to any of its officers or Board members, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

      12. The Fund may not invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

      13. The Fund may not purchase securities on margin, but the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

      14. The Fund may not sell any security short or engage in the purchase and sale of put, call, straddle, or spread options or combinations thereof, or in writing such options, except that the Fund may write and sell covered call option contracts on securities owned by the Fund up to, but not in excess of, 20% of the market value of its net assets at the time such option contracts are written. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written. In connection with the writing of covered call options, the Fund may pledge assets to an extent not greater than 20% of the market value of its total net assets at the time such options are written.

      15. The Fund may not concentrate its investments in any particular industry or industries, except that the Fund may invest up to 25% of the value of its total assets in a single industry.

      16. The Fund may not purchase warrants in excess of 2% of the value of its net assets. Such warrants shall be valued at fair market value, except that warrants acquired by the Fund in units or attached to securities shall be deemed to be without value, for purposes of this restriction only.

      17. The Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

      18. The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

      If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

      The Fund and the Manager have received an exemptive order from the SEC which, among other things, permits the Fund to use cash collateral received in connection with lending the Fund's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of the limitations imposed by the 1940 Act.

                            MANAGEMENT OF THE FUND

      The Fund's Board is responsible for the management and supervision of the Fund, and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

      The Dreyfus Corporation...........................Investment Adviser
      Dreyfus Service Corporation.......................Distributor
      Dreyfus Transfer, Inc.............................Transfer Agent
      Mellon Bank, N.A..................................Custodian

      Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other Board memberships and affiliations, are shown below.


BOARD MEMBERS OF THE FUND(1)

Name  (Age)                       Principal Occupation
Position With Fund (Since)        During Past 5 Years                  Other Board Memberships and Affiliations
--------------------------        -------------------                  ----------------------------------------


Joseph S. DiMartino (59)          Corporate Director and Trustee       The Muscular Dystrophy Association, DIRECTOR
Chairman of the Board (1998)                                           Carlyle Industries, Inc., a button packager and
                                                                         distributor, DIRECTOR
                                                                       Century Business Services, Inc., a provider of
                                                                         outsourcing functions for small and medium size
                                                                         companies, DIRECTOR
                                                                       The Newark Group, a provider of a national market of
                                                                         paper recovery facilities, paperboard mills and
                                                                         paperboard converting plants, DIRECTOR

Clifford L. Alexander, Jr. (69)   President of Alexander &             Wyeth (formerly, American Home Products Corporation),
Board Member (1998)                  Associates, Inc., a management      a global leader in pharmaceuticals, consumer
                                     consulting firm (January 1981       healthcare products and animal health products,
                                      - present)                         DIRECTOR
                                  Chairman of the Board of Moody's     Mutual of America Life Insurance Company,
                                    Corporation (October 2000 -           DIRECTOR
                                    present)
                                  Chairman of the Board and Chief
                                     Executive Officer of The Dun and
                                     Bradstreet Corporation (October
                                     1999 - September 2000)

Lucy Wilson Benson (75)           President of Benson and Associates,  The International Executive Services Corps., DIRECTOR
Board Member (1998)                 consultants to business and        Citizens Network for Foreign Affairs, VICE CHAIRPERSON
                                    government (1980 -  present)       Council on Foreign Relations, MEMBER
                                                                       Lafayette College Board of Trustees, VICE CHAIRPERSON
                                                                       Atlantic Council of the U.S., DIRECTOR

David W. Burke (67)               Corporate Director and Trustee       John F. Kennedy Library Foundation, DIRECTOR
Board Member (2003)                                                    U.S.S. Constitution Museum, DIRECTOR


Whitney I. Gerard (68)            Partner of Chadbourne & Parke        None
Board Member (2003)                 LLP


Arthur A. Hartman (77)            Chairman of First NIS Regional       APCO Associates Inc., SENIOR CONSULTANT
Board Member (2003)                 Fund (ING/Barings
                                    Management) and New
                                    Russia Fund
                                  Advisory Council Member to
                                    Barings Vostok


George L. Perry (69)              Economist and Senior Fellow at       State Farm Mutual Automobile Association, DIRECTOR
Board Member (2003)                 Brookings Institution              State Farm Life Insurance Company, DIRECTOR



----------------------------------
(1)   None of the Board members are "interested persons" of the Fund, as defined in the 1940 Act.


      Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is to oversee the Fund's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Fund also has a standing pricing committee, comprised of any one Board member of the Fund. The function of the pricing committee is to assist in valuing the Fund's investments. The audit committee met four times and the compensation and nominating committees met once, respectively, during the fiscal year ended May 31, 2003. The pricing committee had no meetings during the Fund's last fiscal year.

      The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2002.


                                                           Aggregate Holding of
                               The Dreyfus Premier         Funds in the Dreyfus
Name of Board Member           Third Century Fund, Inc.    Family of Funds
-------------------------      -------------------------   ---------------------

Joseph S. DiMartino            None                        Over $100,000


Clifford L. Alexander, Jr.     None                        Over $100,000


Lucy Wilson Benson             $10,001- $50,000            Over $100,000


David W. Burke                 None                        Over $100,000

Whitney I. Gerard              None                        Over $100,000

Arthur A. Hartman              None                        None

George L. Perry                None                        None

      As of December 31, 2002, none of the Board members or their immediate family members owned securities of the Manager or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

      Effective January 1, 2003, the Fund has agreed to pay its Board members its allocated portion of an annual retainer of $60,000 and a fee of $7,500 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and sixteen other funds (comprised of 39 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses(1). The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2002, was as follows:


                                                          Total Compensation
                                        Aggregate         From the Fund and
                                    Compensation From    Fund Complex Paid to
         Name of Board Member           the Fund*           Board Member**


Joseph S. DiMartino                      $3,125             $815,938 (191)

Clifford L. Alexander, Jr.               $2,500             $134,500 (70)

Lucy Wilson Benson                       $2,500             $130,500 (44)

David W. Burke                           $  998***          $258,250 (60)

Whitney I. Gerard                        $  998***          $ 79,000 (42)

Arthur A. Hartman                        $  998***          $ 78,500 (42)

George L. Perry                          $  998***          $ 78,500 (42)
----------------------------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $3,859 for all Board members as a group.

** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board members serve.

*** Messrs. Burke, Gerard, Hartman and Perry were elected Board members of the Fund effective January 1, 2003; accordingly, the compensation from the Fund shown above is for the period January 1, 2003 through May 31, 2003.

-----------------------------
(1) Prior to January 1, 2003, the Fund paid its Board members its allocated portion of an annual retainer of $25,000 and fee of $4,000 per meeting (with minimum of $500 per meeting and per telephone meeting, attended for the Fund and seven other funds (comprised of 24 portfolios) in the Dreyfus Family of Funds and reimbursed them for their expenses.

OFFICERS OF THE FUND


STEPHEN E. CANTER, PRESIDENT SINCE APRIL 2000.  Chairman of the Board, Chief
      Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member, of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.  Chief
      Investment Officer, Vice Chairman and a director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President - Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE APRIL 2000.  Executive Vice President,
      Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since 1977.

STEVEN F. NEWMAN, SECRETARY SINCE APRIL 2000.  Associate General Counsel and
      Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE APRIL 2000.  Associate General
      Counsel of the Manager, and an officer of 24 investment companies (comprised of 84 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE APRIL 2000.  Associate
      General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE JANUARY 2003.  Associate General
      Counsel of the Manager, and an officer of 26 investment companies (comprised of 62 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.  Director -Mutual Fund
      Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since 1985.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.  Mutual Fund
      Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

RICHARD CASSARO, ASSISTANT TREASURER SINCE SEPTEMBER 2003.  Senior Accounting
      Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 44 years old and has been an employee the Manager since September 1982.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.  Senior Accounting
      Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER
      2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


      The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.


      The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on September 16, 2003.

      The following persons are known by the Fund to own 5% or more of the Fund's voting securities outstanding on September 16, 2003. A shareholder who beneficially owns, directly or indirectly more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940
Act) of the Fund.

      CLASS A: Morgan Keegan & Company Inc., FBO Branch Banking & Trust,
Sisters of Mercy of NC, c/o L. Marion Gressette III, P.O. Box 687, Columbia,
SC 29202-0687 - 12.4%; MLPF&S for the Sole Benefit of its Customers, Attn:
Fund Administration, A/C 97BYO, 4800 Deer Lake Drive, Jacksonville, FL 32246-6484 - 9.11%; Donaldson, Lufkin and Jenrette Securities Corporation,
Inc., For the Benefit of Its Customers, P.O. Box 2052, Jersey City, NJ 07303-2052 - 9.3%; Hartford Life Insurance Company, Separate Account DC III,
Attn: Dave Ten Broeck, P.O. Box 2999, Hartford, CT 06104 - 2999 - 9.3%; A.G. Edwards & Sons, Inc. FBO, One North Jefferson Street, St. Louis, MO 63103 -
2287 - 6.1%; National Financial Services Corporation, For the Benefit of Its Customers, 82 Devonshire Street, Boston, MA 02109-3605 - 5.25%; CLASS B:
Donaldson, Lufkin and Jenrette Securities Corporation, Inc., For the Benefit of Its Customers, P.O. Box 2052, Jersey City, NJ 07303-2052 - 11.0%; FISERV Securities, Inc., For the Benefit of Its Customers, Attn: Mutual Funds, One Commerce Square, 2005 Market Street - Suite 1200, Philadelphia, PA 19103-7084
- 9.54%; National Financial Services Corporation, For the Benefit of Its Customers, 82 Devonshire Street, Boston, MA 02709-3605 - 8.44%; Citigroup
Global Markets, Inc., 333 West 34th Street, 3rd Floor, New York, NY 10001 -
2402 - 5.35%; CLASS C: MLPF&S for the Sole Benefit of its Customers, Attn:
Fund Administration, A/C 97BY0, 4800 Deer Lake Drive, Jacksonville, FL 32246
- 6484 - 16.0%; Donaldson, Lufkin and Jenrette Securities Corporation, Inc., For the Benefit of Its Customers, P.O. Box 2052, Jersey City, NJ 07303-2052 - 8.0%; Citigroup Global Markets, Inc., 333 West 34th Street, 3rd Floor, New
York, NY 10001- 2402 - 7.4%; Wells Fargo Investments LLC, 608 Second Avenue South, Minneapolis, MN 55479-0000 - 5.03%; CLASS R: State of Wisconsin, DC
Plan, P.O. Box 182436, Columbus, OH 43218 - 94.0%; CLASS T: Circle Trust Company Custodian, FBO GoldK Omnibus Account, Metro Center, One Station
Place, Stamford, CT 06902-6800 - 9.63%; First Clearing Corporation A/V 7179-4164, For the Benefit of Gail D. Shookoff - Moskowitz, SEPIRA FCC as Custodian, 9502 Branway Ct., Richmond, VA 23229-7012 - 7.1%; A. G. Edwards & Sons, Inc., For the Benefit of Its Customers, One North Jefferson Street, St. Louis, MO 63103-2287 - 6.74%; Circle Trust Company, Custodian, FBO CTR PHY Rehabilitation Profit Sharing & 401 (K) Plan, Metro Center, 1 Station Place, Stamford, CT 06902-6800 - 6.4%; Lucy A. Suchman, 20 Portolo Green CIR,
Porttola Valley, CA 94028-7833 - 6.0%; Safeco Investment Services, Inc., For the Benefit of Its Customers, P.O. Box 34443, Seattle, WA 98124-1443 - 5.1%; CLASS
Z: Nationwide Life Insurance Company, FBO Naco Variable Account, C/O IPO CO 64, P.O. Box 182029, Columbus, OH 43218 - 22.5%.


                           MANAGEMENT ARRANGEMENTS

      INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

      The Manager provides investment advisory services pursuant to the Management Agreement (the "Agreement") between the Manager and the Fund. The Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

      In approving the current Agreement, the Board considered a number of factors, including the nature and quality of the services provided by the Manager; the investment philosophy and investment approach as applied to the Fund by the Manager; the investment management expertise of the Manager in respect of the Fund's investment strategies; the personnel, resources and experience of the Manager; the Fund's performance history and the management fees paid to the Manager relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager's costs of providing services under the Agreement; the relationship between the fees paid to the Manager under the Agreement and the Fund's Distribution Plan; and ancillary benefits the Manager may receive from its relationship with the Fund.


      As compensation for the Manager's services to the Fund, under the Agreement the Fund has agreed to pay the Manager a fee payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets. For the fiscal years ended May 31, 2001, 2002 and 2003, the Fund paid the Manager pursuant to the Agreement a fee of $9,989,469, $6,944,900 and $4,465,648,
respectively.

      The following persons are officers and/or directors of the Manager:
Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Angela E. Price, Vice President; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.


      The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

      The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund managed by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics, and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the Code of Ethics' preclearance and disclosure procedures and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

      SUB-INVESTMENT ADVISER. On May 22, 2002, the Manager and the Board notified NCM Capital Management Group, Inc. ("NCM Capital") of the termination of the Sub-Investment Advisory Agreement between the Manager and NCM Capital, with respect to the Fund (the "Sub-Investment Advisory Agreement"), pursuant to the terms of the Sub-Investment Advisory Agreement. Effective that day, the Manager assumed day-to-day portfolio management responsibility for the Fund.

      As compensation for NCM Capital's services under the Sub-Investment Advisory Agreement prior to such termination of the Sub-Investment Advisory Agreement, the Manager paid NCM Capital a fee, payable monthly, at an annual rate as set forth below:

                                                Annual Fee as a Percentage of
Total Assets                                       Average Daily Net Assets
------------                                       ------------------------
0 to $400 million.............................            .10 of 1%
In excess of $400 million
 to $500 million..............................            .15 of 1%
In excess of $500 million
 to $750 million..............................            .20 of 1%
In excess of $750 million.....................            .25 of 1%


      For the period from June 15, 1999 to May 31, 2000, and for the fiscal years ended May 31, 2001 and 2002, the Manager paid NCM Capital a sub-advisory fee of $2,281,088, $2,504,823 and $1,489,967, respectively, pursuant to the Sub-Investment Advisory Agreement.


      PORTFOLIO MANAGEMENT. The Manager manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Jermain O. Hall, Paul Hilton, Barry Mills, Leigh Todd and Emerson Tuttle. The Manager maintains research departments with professional staffs of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

      EXPENSES. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, or any affiliate of the Manager, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), cost of shareholders' reports and meetings, costs of preparing, printing and distributing certain prospectuses and statements of additional information, and any extraordinary expenses. In addition, Class B, Class C and Class T shares are subject to an annual distribution fee and Class A, Class B, Class C, Class T and Class Z shares are subject to an annual service fee. See "Distribution Plans and Shareholder Services Plans."

      The Manager has agreed that if, in any fiscal year, the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed, with respect to Class Z of the Fund, 1-1/2% of the average value of the Fund's net assets attributable to its Class Z shares, the Fund may deduct from the fees to be paid to the Manager, or the Manager will bear, the excess expense. For each fiscal year of the Fund, the Manager will pay or bear such excess on a pro rata basis in proportion to the relative fees otherwise payable pursuant to the Management Agreement. Such deduction or payment, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis and will be limited to the amount of fees otherwise payable to the Manager under the Management Agreement.


      DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

      The amounts retained on the sale of the Fund's shares by the Distributor from sales loads, with respect to the Fund's Class A and Class T shares, and from contingent deferred sales charges ("CDSCs"), with respect to the Fund's Class B and Class C shares, are set forth below:

                        Fiscal Year          Fiscal Year        Fiscal Year
Class of Fund           Ended 2001           Ended 2002         Ended 2003
-------------           ----------           ----------         -----------

Class A                 $48,803              $14,207            $ 3,568
Class B                 $78,533              $89,158            $78,716
Class C                 $ 4,272              $   908            $   406
Class T                 $ 1,008              $   302            $    98


      The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"), or other programs. The term "Retirement Plans" does not include IRAs, IRA " Rollover Accounts" or IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"). Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including from past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

      The Distributor, at its expense, may provide promotional incentives to Service Agents that sell shares of funds advised by the Manager which are sold with a sales load. In some instances, those incentives may be offered only to certain Service Agents who have sold or may sell significant amounts of shares.


      TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.


      Mellon Bank, N.A., the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian of the Fund's investments. Under a custody agreement with the Fund, Mellon Bank, N.A. holds the Fund's securities and keeps all necessary accounts and records. For its custody services, Mellon Bank, N.A. receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transaction charges.


                              PURCHASE OF SHARES

      GENERAL. Class A, Class B, Class C and Class T shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.

      Class R shares are offered only to (i) bank trust departments and other financial service providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of their customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold Class R shares of the Fund distributed to them by virtue of such an account or relationship, (ii) institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs, and (iii) charitable organizations as defined in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Class R shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA. In addition, holders of Class R shares of the Fund who have held their shares since June 5, 2003 may continue to purchase Class R shares of the Fund for their existing accounts whether or not they would otherwise be eligible to do so. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

      Class Z shares are offered to holders of those Fund accounts which existed on August 30, 1999 and continue to exist at the time of purchase. In addition, certain broker-dealers and other financial institutions maintaining accounts with the Fund on August 30, 1999 may open new accounts in Class Z of the Fund on behalf of Retirement Plans and "wrap accounts" or similar programs.

      When purchasing Fund shares, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

      Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

      The minimum initial investment is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant, and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

      The Internal Revenue Code imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.

      Fund shares also may be purchased through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

      Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value per share, certain options may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."

      If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

      Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

      Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

      CLASS A SHARES. The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:


                                  Total Sales Load
                            -----------------------------
                            As a % of        As a % of            Dealers'
                            offering         net asset         Reallowance as
                            price per        value per             a % of
Amount of Transaction        share            share           offering price
---------------------      -----------     -------------     -----------------
Less than $50,000..........    5.75             6.10                5.00
$50,000 to less than
$100,000...................    4.50             4.70                3.75
$100,000 to less than
$250,000...................    3.50             3.60                2.75
$250,000 to less than
$500,000...................    2.50             2.60                2.25
$500,000 to less than
$1,000,000.................    2.00             2.00                1.75
$1,000,000 or more.........    -0-              -0-                 -0-

      A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC.

      Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing.

      Class A shares are offered at net asset value without a sales load to employees participating in Retirement Plans. Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan invested all or a portion of its assets in funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds, or certain Funds advised by Founders Asset Management LLC ("Founders"), an affiliate of the Manager, or certain other products made available by the Distributor to such plans.

      Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

      Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Internal Revenue
Code).

      CLASS T SHARES. The public offering price for Class T shares is the net asset value per share of that Class plus a sales load as shown below:

                                          TOTAL SALES LOAD
                                          ----------------
                                                                    Dealers'
                                     As a % of       As a % of     Reallowance
                                   Offering price  net asset value   as a % of
Amount of Transaction                 per share      per share    offering price
---------------------              -------------- --------------- --------------
Less than $50,000.............          4.50           4.70            4.00
$50,000 to less than $100,000.          4.00           4.20            3.50
$100,000 to less than $250,000          3.00           3.10            2.50
$250,000 to less than $500,000          2.00           2.00            1.75
$500,000 to less than $1,000,000        1.50           1.50            1.25
$1,000,000 or more............          -0-             -0-            -0-

      A CDSC of 1.00% will be assessed at the time of redemption of Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class T shares purchased by their clients that are subject to a CDSC. Because the expenses associated with Class A shares will be lower than those associated with Class T shares, purchasers investing $1,000,000 or more in the Fund will generally find it beneficial to purchase Class A shares rather than Class T shares.

      Class T shares are offered at net asset value without a sales load to employees participating in Retirement Plans. Class T shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan invested all or a portion of its assets in funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds, or certain funds advised by Founders or certain other products made available by the Distributor to such plans.

      Class T shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Dreyfus or its affiliates. The purchase of Class T shares of the Fund must be made within 60 days of such redemption and the shares redeemed must have been subject to an initial sales charge or a CDSC.

      DEALER REALLOWANCE -- CLASS A AND CLASS T SHARES. The dealer reallowance provided with respect to Class A and Class T shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by the Manager which are sold with a sales load, such as Class A and Class T shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.

      SALES LOADS -- CLASS A AND CLASS T. The scale of sales loads applies to purchases of Class A and Class T shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue
Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Internal Revenue Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.


      Set forth below is an example of the method of computing the offering price of the Fund's Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class A shares on May 31, 2003:

NAV per share                                            $6.84

Per Share Sales Charge - 5.75% of offering price
  (6.10% of net asset value per share)                   $ .42

Per Share Offering Price to Public                       $7.26

      Set forth below is an example of the method of computing the offering price of the Fund's Class T shares. The example assumes a purchase of Class T shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class T shares on May 31, 2003:

NAV per share                                            $6.69
Per Share Sales Charge - 4.50% of offering price
  (4.70% of net asset value per share)                   $ .32

Per Share Offering Price to Public                       $7.01


      RIGHT OF ACCUMULATION--CLASS A AND CLASS T SHARES. Reduced sales loads apply to any purchase of Class A and T shares by you and any related "purchaser" as defined above, where the aggregate investment including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A and Class T shares of a Dreyfus Premier Fund, or shares of certain other funds advised by the Manager or Founders which are subject to a sales load or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A or Class T shares of such Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price in the case of Class A shares or 4.00% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

      To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

      CLASS B SHARES. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Fund's Prospectus and in this Statement of Additional Information under "Redemption of Shares--Contingent Deferred Sales Charge--Class B Shares." The Distributor compensates certain Service Agents for selling Class B shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

      Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

      CLASS C SHARES. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "Redemption of Shares."

      CLASS R AND CLASS Z SHARES. The public offering price for Class R and Class Z shares is the net asset value per share of the respective Class.

      DREYFUS TELETRANSFER PRIVILEGE. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member ("ACH") may be so designated.

      Dreyfus TELETRANSFER purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that the Transfer Agent and the New York Stock Exchange are open for regular business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use Dreyfus TELETRANSFER Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular `redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TELETRANSFER Privilege." The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

      REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


              DISTRIBUTION PLANS AND SHAREHOLDER SERVICES PLANS

      Class B, Class C and Class T shares are each subject to a Distribution Plan and Class A, Class B, Class C, Class T and Class Z shares are each subject to a Shareholder Services Plan.

      DISTRIBUTION PLANS. Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan with respect to the Fund's Class B and Class C shares (the "Class B and Class C Distribution Plan") pursuant to which the Fund pays the Distributor for distributing each such Class of shares a fee at the annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. The Fund's Board believes that there is a reasonable likelihood that the Class B and Class C Distribution Plan will benefit the Fund and holders of its Class B and Class C shares.

      The Fund's Board has also adopted a plan pursuant to the Rule with respect to Class T shares (the "Class T Distribution Plan") pursuant to which the Fund pays the Distributor for distributing the Fund's Class T shares a fee at the annual rate of .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services for Class T shares, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Fund's Board believes that there is a reasonable likelihood that the Class T Distribution Plan will benefit the Fund and holders of its Class T shares.

      A quarterly report of the amounts expended under the Class B and Class C Distribution Plan and the Class T Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition each Distribution Plan provides that it may not be amended to increase materially the costs which holders of the Fund's Class B, Class C or Class T shares may bear pursuant to the respective Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plans must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreements entered into in connection with the Distribution Plans, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Distribution Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares.


      For the fiscal year ended May 31, 2003, the Fund paid the Distributor $130,847 and $28,481, with respect to Class B and Class C shares, respectively, pursuant to the Class B and Class C Distribution Plan, and $1,591 for Class T shares pursuant to the Class T Distribution Plan.


      SHAREHOLDER SERVICES PLANS. The Fund has adopted a Shareholder Services Plan with respect to its Class A, Class B, Class C and Class T shares (the "Class A, Class B, Class C and Class T Shareholder Services Plan") pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of the Fund's Class A, Class B, Class C and Class T shares a fee at the annual rate of .25% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Class A, Class B, Class C and Class T Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services.

      The Fund has also adopted a Shareholder Services Plan with respect to its Class Z shares (the "Class Z Shareholder Services Plan"), pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25% of the value of the Fund's average daily net assets with respect to Class Z shares for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts.

      A quarterly report of the amounts expended under the Class A, Class B, Class C and Class T Shareholder Services Plan and the Class Z Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, each Shareholder Services Plan provides that material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Shareholder Services Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. As to the relevant Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.


      For the fiscal year ended May 31, 2003, the Fund paid the Distributor $549,109, with respect to Class Z shares, pursuant to the Class Z Shareholder Services Plan and $34,535, $43,616, $9,493 and $1,591, with respect to Class A, Class B, Class C and Class T shares, respectively, pursuant to the Class A, Class B, Class C and Class T Shareholder Services Plan.


                            REDEMPTION OF SHARES

      GENERAL. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

      The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed. Service Agents may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.


      The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased Fund shares by check or by Dreyfus TELETRANSFER Privilege or through Dreyfus-AUTOMATIC Asset Builder(R) and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will reject requests to redeem shares by wire, telephone, online or pursuant to the Dreyfus TELETRANSFER Privilege, for a period of up to eight days after receipt by the Transfer Agent of the purchase check, the Dreyfus TELETRANSFER purchase or the Dreyfus-AUTOMATIC Asset Builder(R) order against which such redemption is requested. ThesE procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.


      PROCEDURES. You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege, which is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611.
(Holders of Class Z shares should call 1-800-645-6561.) You also may redeem shares through the Wire Redemption Privilege or the Dreyfus TELETRANSFER Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you are a client of certain Selected Dealers, you can also redeem Fund shares through the Selected Dealer. Other redemption procedures may be in effect for clients of certain Service Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs, or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.

      The Telephone Redemption Privilege, the Wire Redemption Privilege, Dreyfus TELETRANSFER Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions (including the Dreyfus Expresssm voice response telephone system) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

      During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.

      CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

      If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

      In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years for the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

      The following table sets forth the rates of the CDSC for Class B shares:

      Year Since                           CDSC as a % of
      Purchase Payment                     Amount Invested or
      was Made                             Redemption Proceeds
      ----------------------               -------------------
      First...............................         4.00
      Second..............................         4.00
      Third...............................         3.00
      Fourth..............................         3.00
      Fifth...............................         2.00
      Sixth...............................         1.00

      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.

      For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

      CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.

      WAIVER OF CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Internal Revenue Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Fund's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

            To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.


      REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer.
If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.

      In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

      REINVESTMENT PRIVILEGE. Upon written request, you may reinvest up to the number of Class A, Class B or Class T shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund
Exchanges. Upon reinstatement, with respect to Class B, or Class A shares or Class T shares if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

      TELEPHONE REDEMPTION PRIVILEGE. You may request by telephone that redemption proceeds (maximum $250,000 per day) be paid by check and mailed to your address.


      WIRE REDEMPTION PRIVILEGE. By using this Privilege, the investor authorizes the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form or a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.


      To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."


      DREYFUS TELETRANSFER PRIVILEGE. You may request by telephone or online that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. Investors should be aware that if they have selected the Dreyfus TELETRANSFER Privilege, any request for a Dreyfus TELETRANSFER transaction will be effected through the ACH System unless more prompt transmittal specifically is requested. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. See "Purchase of Shares - Dreyfus TELETRANSFER Privilege."


      STOCK CERTIFICATES; SIGNATURES. Any stock certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" should appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors such as consular verification.

      REDEMPTION COMMITMENT. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the portfolio of the Fund. If the recipient sold such securities, brokerage charges would be incurred.

      SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                             SHAREHOLDER SERVICES

      FUND EXCHANGES. You may purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

      A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

      B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

      D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

      E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

      To accomplish an exchange under Item D above, you or your Service Agent must notify the Transfer Agent of your prior ownership of shares with a sales load and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

      You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "Redemption of Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic Withdrawal Plan.


      To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Expresssm voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.
Exchanges may be subject to limitations as to amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchanges. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.


      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

      During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

      Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

      DREYFUS AUTO-EXCHANGE PRIVILEGE. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

      Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which the fund being acquired may legally be sold. Shares may be exchanged only between fund accounts having identical names and other identifying designations.


      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611 (holders of Class Z shares should call 1-800-645-6561) or visiting the Dreyfus.com website. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


      DREYFUS-AUTOMATIC ASSET BUILDER(R). Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

      DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

      DREYFUS DIVIDEND OPTIONS. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, in Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. Shares of other funds purchased pursuant to Dreyfus Dividend Sweep will be purchased on the basis of relative net asset value per share as follows:

      A. Dividends and distributions paid by a fund may be invested without imposition of the sales load in shares of other funds that are offered without a sales load.

      B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.


      C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but (if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads) the difference will be deducted.


      D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.

      AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.
Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

      No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis of 12% of the greater of: (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A and Class T shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A and Class T shares where the sales load is imposed concurrently with withdrawals of Class A and Class T shares generally are undesirable.

      Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

      LETTER OF INTENT--CLASS A AND CLASS T SHARES. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A and Class T shares based on the total number of shares of Eligible Funds (as defined under "Right of Accumulation" above) purchased by you and any related "purchaser" (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

      Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount, the escrowed amount will be released and additional shares representing such amount
credited to your account.   If your purchases meet the total minimum
investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares of the Fund, as applicable, held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

      DREYFUS PAYROLL SAVINGS PLAN. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period.

      DREYFUS STEP PROGRAM. Holders of Fund accounts since August 30, 1999 who had enrolled in Dreyfus Step Program may continue to purchase shares of the same class (currently designated Class Z shares) without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or DreyfuS Payroll Savings Plan. Participation in this Program may be terminated by the shareholder at any time by discontinuing participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s).The Fund reserves the right to redeem your account if you have terminated your participation in the Program and your account's net asset value is $500 or less. See "Account Policies-General Policies" in the Fund's Prospectus. The Fund may modify or terminate this Program at any time. The Dreyfus Step Program is not available to open new accounts in any Class of the Fund.

      CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, Education Savings Accounts, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans. Plan support services also are available.

      Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

      The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

      SHARES MAY BE PURCHASED IN CONNECTION WITH THESE PLANS ONLY BY DIRECT REMITTANCE TO THE ENTITY ACTING AS CUSTODIAN. PURCHASES FOR THESE PLANS MAY NOT BE MADE IN ADVANCE OF RECEIPT OF FUNDS.

      The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs with more than one participant, is $1,000 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. The minimum initial investment for Education IRAs is $500, with no minimum on subsequent purchases.

      The investor should read the Prototype Retirement Plan and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

                       DETERMINATION OF NET ASSET VALUE

      THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS ENTITLED "HOW TO BUY SHARES."


      VALUATION OF PORTFOLIO SECURITIES. Portfolio securities, including warrants and covered call options written, are valued at the last sales price on the securities exchange on which the securities primarily are traded or at the last sales price on the national securities market. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recently reported bid and asked prices. Bid price is used when no asked price is available. Market quotations of foreign securities in foreign currencies may be translated into U.S. dollars at the prevailing rates of exchange. Certain short-term investments may be carried at amortized cost, which approximates value. Any securities or other assets for which market quotations are not readily available or are determined by the Fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the Fund to have changed the value of the security), are valued at fair value as determined in good faith by the Board. The valuation of a security based on fair value procedures may differ from the security's most recent closing price, and from the prices used by other mutual funds to calculate their net asset values.
In making their good faith valuation, the Board will generally take the following into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Fund's Board if they believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists will usually be valued initially at cost. Any subsequent adjustments from cost will be based upon considerations deemed relevant by the Fund's Board. Expenses and fees, including the advisory fees and fees pursuant to the Distribution Plans and Shareholder Services Plans, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.


      NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES


      Management believes that the Fund has qualified as a "regulated investment company" under the Code for its most recent fiscal year end. The Fund intends to continue to so qualify, as a "regulated investment company" under the Code, if such qualification is in the best interest of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent such income and gains are distributed to shareholders. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

      If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

      Any dividend or distribution paid shortly after your purchase may have the effect of reducing the aggregate net asset value of your shares below the cost of your investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

      In general, dividends (other than capital gain dividends) paid by the Fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the Fund's income consists of dividends paid by U.S. corporations and certain foreign corporations on shares that have been held by the Fund for at least 61 days during the 120-day period commencing 60 days before the shares become ex-dividend. In order to be eligible for the preferential rate, the investor in the Fund must have held his or her shares in the Fund for at least 61 days during the 120-day period commencing 60 days before the Fund shares become ex-dividend. Additional restrictions on an investor's qualification for the preferential rate may apply.

      In general, dividends (other than capital gain dividends) paid by the Fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the Fund's income consists of dividends paid by U.S. corporations on shares that have been held by the Fund for at least 46 days during the 90-day period commencing 45 days before the shares become ex-dividend. In order to claim the dividends received deduction, the investor in the Fund must have held its shares in the Fund for at least 46 days during the 90-day period commencing 45 days before the Fund shares become ex-dividend. Additional restrictions on an investor's ability to claim the dividends received deduction may apply.

      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

      Gain or loss, if any, realized by the Fund from certain forward contracts and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any
Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

      Offsetting positions held by the Fund involving certain futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

      If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

      If the Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

      Investment by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy the distribution requirements.

      If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities held beyond the end of the Fund's taxable year may be treated as ordinary income.

      Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.


                            PORTFOLIO TRANSACTIONS

      GENERAL The Manager assumes general supervision over the placement of securities buy and sell orders on behalf of the funds it manages. In choosing brokers, the Manager evaluates the ability of the broker to execute the particular transaction (taking into account the market for the stock and the size of the order) at the best combination of price and quality of execution. In selecting brokers no factor is necessarily determinative, and seeking to obtain best execution for all trades takes precedence over all other considerations. Brokers are selected after a review of all relevant criteria, including: the actual price to be paid for the shares; the broker's knowledge of the market for the particular stock; the broker's reliability; the broker's integrity or ability to maintain confidentiality; the broker's research capability; commission rates; the broker's ability to ensure that the shares will be delivered on settlement date; the broker's ability to handle specific orders of various size and complexity; the broker's financial condition; the broker's willingness to commit capital; and the sale by the broker of funds managed by the Manager. At various times and for various reasons, certain factors will be more important than others in determining which broker to use.

      The Manager has adopted written trade allocation procedures for its equity trading desks. Under the procedures, portfolio managers and the trading desks ordinarily will seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one account. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. Generally, bunched trades will be allocated among the participating accounts based on the number of shares designated for each account on the trade order. If securities available are insufficient to satisfy the requirements of the participating accounts, available securities generally are allocated among accounts pro rata, based on order sizes. In allocating trades made on a combined basis, the trading desks seeks to achieve the same net unit price of the securities for each participating account. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration, credit exposure).

      The Manager may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, the Manager may arrange to have the purchase and sale transaction effected directly between its accounts ("cross transactions"). Cross transactions will be effected pursuant to procedures adopted under Rule 17a-7 under the 1940 Act.


      For its portfolio securities transactions for the fiscal years ended May 31, 2001, 2002 and 2003, the Fund paid total brokerage commissions of $1,886,697, $2,563,727 and $1,555,917, respectively, none of which was paid to the Distributor. The above figures for brokerage commissions paid do not include gross spreads and concessions on principal transactions which, where determinable, amounted to $0, $86,304 and $141,763 in fiscal years 2001, 2002 and 2003, respectively, none of which was paid to the Distributor.


      The Fund contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through the Manager or its affiliates. The Fund's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager or its affiliates are reasonable and fair.


      During the fiscal year ended May 31, 2003, the Fund paid brokerage commissions of $11,412 to an affiliate of the Manager. This amount represented approximately 1% of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 3% of the aggregate dollar value of transactions for which the Fund paid brokerage commissions.

      IPO ALLOCATIONS. The Manager has adopted IPO procedures that require portfolio managers seeking to participate in an IPO to use reasonable efforts to indicate their interest in the IPO, in writing, to Dreyfus's Equity Trading Desk at least 24 hours before the pricing of the shares offered in the IPO. Generally, the number of shares requested by a portfolio manager must be limited to the number of IPO shares which, if received, would not exceed a position that is .50% greater than the fund's average equity position.

      Portfolio managers may specify a minimum number of shares deemed to be an adequate allocation for a fund, and will not receive an allocation of less than the number of shares so specified. Portfolio managers must accept an allocation that is equal to or greater than the minimum number of shares requested, but are not required to accept shares in excess of the amount
requested.   Any DE MINIMIS adjustment may result in larger funds
participating in IPOs to a lesser extent than smaller funds.

      A portfolio manager who indicates an interest in participating in an IPO on behalf of less than all of the funds under his or her management must explain why shares are not being requested on behalf of each non-participating fund.

      Based on the indications of interest, the Equity Trading Desk establishes an appropriate order size for each fund. In establishing the appropriate order sizes, the following factors may be considered: (i) the number of shares requested for each fund; (ii) the relative size of each fund; (iii) each fund's investment objectives, style and portfolio composition; and (iv) any other factors relevant to achieving a fair and equitable allocation among funds.

      If there are insufficient securities to satisfy all orders, allocations are generally made among participating funds PRO RATA on the basis of each fund's order size. Allocations may deviate from a strict PRO RATA allocation if the Chief Investment Officer or his designee determines that it is fair and equitable to allocate on other than a PRO RATA basis.

      Certain funds or groups of funds (each a "Rotational Group") may participate in IPOs on a rotational basis. Each Rotational Group participates in an IPO based on a pre-determined sequential order and only one Rotational Group may participate in a particular IPO. Shares allocated to a Rotational Group generally are re-allocated PRO RATA to the funds in the group based on the order size as determined by the Equity Trading Desk.

      SOFT DOLLARS. Subject to the policy of seeking the best combination of price and execution, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.


      The services and products provided under these arrangements permit the Manager to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms.

      Some of the research products or services received by the Manager may have both a research function and a non-research administrative function (a "mixed use"). If the Manager determines that any research product or service has a mixed use, the Manager will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Manager determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Manager in hard dollars. Any such allocation may create a conflict of interest for the Manager.

      The Manager generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Manager to compensate the selected brokerage firm for research provided. The Manager endeavors to direct sufficient commissions to broker/dealers that have provided it with research to ensure continued receipt of research the Manager believes is useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

      The Manager may receive a benefit from the research services and products that are not passed on to the Fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Manager in providing investment advice to any other clients it advises. Likewise, information made available to the Manager from brokerage firms effecting securities transactions for the Fund may be utilized on behalf of another client. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client, including the Fund, and the indirect benefits received by that fund or client.


      The aggregate amount of transactions during the last fiscal year in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions, with respect to the Manager, were as follows:


                  TRANSACTION             COMMISSIONS AND
                  AMOUNT                  CONCESSIONS


                  $161,376,158                  $230,319


      The Fund will not seek to realize profits by anticipating short-term market movements. The annual portfolio turnover rate indicates the rate of change in the Fund's portfolio; for instance, a rate of 100% would result if all the securities in the portfolio at the beginning of an annual period had been replaced by the end of the period. While the rate of portfolio turnover will not be a limiting factor when management deems changes appropriate, it is anticipated that, in view of the Fund's investment objectives, its annual turnover rate generally should not exceed 100%. When extraordinary market conditions prevail, a higher turnover rate and increased brokerage expenses may be expected.


      REGULAR BROKER-DEALERS. A Fund may execute transactions with one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the Fund's most recent fiscal year
(i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund's portfolio transactions or (iii) sold the largest dollar amount of the Fund's securities. Listed below for the acquired securities of its regular brokers or dealers for the fiscal year ended May 31, 2003, the issuer of the securities and the aggregate value per issuer, as of May 31, 2003, of such securities:

      Lehman Brothers, Inc., $7,235.

       SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF
                         THE DREYFUS FAMILY OF FUNDS

      The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in the fund's portfolio. The Manager, through its participation on the Mellon Proxy Policy Committee (the "MPPC"), applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds. Where the Fund receives a proxy proposal that relates to one or more of the Fund's social concerns as set forth on page 1 of the prospectus, such proposal is evaluated separately by the Fund's portfolio manager with respect to its areas of social concern, in light of such screens and voted on affirmatively only if it meets those standards.

      The Manager recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

      The Manager seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

      All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon's or the Manager's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the MPPC weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

      When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder's vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

      On questions of social responsibility other than proposals that relate to the Fund's social screens, where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

      In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval.



                           PERFORMANCE INFORMATION


      Average annual total returns (expressed as a percentage) for each share class of the Fund for the fiscal year ended May 31, 2003 were:

                Since
                Inception(1)    1 Year           5 Years         10 Years
                ------------    ------           -------         --------
Class Z         N/A             -14.82%          -4.92%          6.36%
Class A         -13.69%         -19.91%          N/A             N/A
Class B         -13.58%         -18.98%          N/A             N/A
Class C         -13.00%         -16.45%          N/A             N/A
Class R         -11.98%         -14.53%          N/A             N/A
Class T         -13.87%         -19.10%          N/A             N/A


------------------------
(1) August 31, 1999, inception date for Class A, B, C, R and T shares. On August 31, 1999, the Fund's then single Class of shares was redesignated as Class Z shares.


      The foregoing chart assumes, where applicable, deduction of the maximum sales load from the hypothetical initial investment at the time of purchase and the assessment of the maximum CDSC.


      Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A and Class T) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class's average annual total return figures calculated in accordance with such formula assume that in the case of Class A or Class T the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.


      The total return of the Fund's Class Z shares for the period March 29, 1972 (the Fund's inception) to May 31, 2003 was 1,944.12%. The Fund's total return for Class A, Class B, Class C, Class R and Class T shares for the period from August 31, 1999 (the inception date of Class A, Class B, Class C, Class R and Class T shares) to May 31, 2003 was -42.42%, -42.14%, -40.68%, -38.02% and
-42.89%, respectively. Without giving effect to the applicable front-end sales load, the total return for Class A and Class T, for the same period, was -38.92% and -40.19%, respectively. Without giving effect to the applicable CDSC, the total return for Class B shares was -40.65%, for the same period. Total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A and Class T) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A and Class T) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A or Class T shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A or Class T shares or any applicable CDSC with respect to Class B or Class C shares, which, if reflected would reduce the performance quoted.


      From time to time, the after-tax returns of the Fund may be advertised or otherwise reported. The formula for computing after-tax returns assumes an initial one-time investment of $1,000 and the deduction of the maximum sales load, if any, and other charges from this initial investment.
After-tax returns (including those reflecting Fund distributions and/or redemption of Fund shares) are calculated using the then-current highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. After-tax returns on distributions and redemptions are computed assuming a complete sale of the Fund shares at the end of the period and reflect reinvested amounts. The formula assumes that the taxable amount and tax character of each distribution are as specified by the Fund on the dividend declaration date, adjusted to reflect subsequent recharacterizations, and ignores the effect of either the alternative minimum tax or phaseouts of certain tax credits, exemptions, and deductions for taxpayers whose adjusted gross income is above a specified amount.

      From time to time, advertising material for the Fund may include biographical information relating to its portfolio managers and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic, or financial conditions and other matters of general interest to investors. It may also discuss or portray the principles of dollar-cost-averaging and may refer to Morningstar or Value Line ratings and related analyses supporting the ratings.

      Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Lipper Leaders Ratings, Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, Morningstar, Inc., Money Magazine and other industry publications.

      From time to time, advertising materials may refer to studies performed by The Dreyfus Corporation or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study (1996 & 1997)" or other such studies.


                          INFORMATION ABOUT THE FUND

      THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS ENTITLED "GENERAL INFORMATION."

      Each share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive or subscription rights and are freely transferable.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for the purpose of removing a Board member from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members holding office at the time were elected by shareholders.

      The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the Fund shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

      The Fund sends annual and semi-annual financial statements to all its shareholders.


                       COUNSEL AND INDEPENDENT AUDITORS

      Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, as counsel for the Fund, has rendered its opinion as to certain legal matters in connection with the shares of capital stock being sold pursuant to the Fund's Prospectus to which this Statement of Additional Information relates.

      Ernst & Young LLP, independent auditors, 5 Times Square, New York, New York 10036, have been selected as independent auditors of the Fund.



                  THE DREYFUS PREMIER THIRD CENTURY FUND, INC.

                            PART C. OTHER INFORMATION
                        --------------------------------


Item 23.    Exhibits
-------     ----------


   (a)(1) Registrant's Articles of Incorporation in the State of Maryland are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on July 30, 1982 ("Post-Effective Amendment No. 21").

   (a)(2) Articles of Amendment and Restatement are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A, filed on September 25, 2000 ("Post-Effective Amendment No. 48").

   (b) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on July 6, 1990.

   (d) Management Agreement and Sub-Investment Advisory Agreement are incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A, filed on September 16, 1994 and Exhibit (d)(2) of Post-Effective Amendment No. 48.

   (e) Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 48.

   (f) The documents making up model plans in the establishment of retirement plans in conjunction with which Registrant offers its securities is incorporated by reference to Exhibit (14) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on August 24, 1979.


   (g) Mutual Fund Custody and Services Agreement is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, filed on September 25, 2002.


   (h)      Shareholder Services Plan is incorporated by reference to Exhibit
            (g) of Post-Effective Amendment No. 48.

   (i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (3) of Post-Effective Amendment No. 1 to the Registration Statement on Form S-5, filed on March 29, 1972.

   (j)      Consent of Independent Auditors.


   (m) Rule 12b-1 Distribution Plans are incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 48.


   (n) Rule 18f-3 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 48.

   (p) Code of Ethics adopted by the Registrant and Code of Ethics adopted by the Sub-Investment Adviser are incorporated by reference to Exhibit (p)(1) and Exhibit (p)(2) of Post-Effective Amendment No. 48.


(PAGE)


Item 23.    Exhibits. - List (continued)
-------     -----------------------------------------------------

            Other Exhibits
            --------------


                  (a) Power of Attorney of the Board members.

                  (b) Certificate of Assistant Secretary.



Item 24.    Persons Controlled by or under Common Control with Registrant.
-------     -------------------------------------------------------

            Not Applicable


Item 25.    Indemnification
-------     ---------------

            The Statement as to the general effect of any contract, arrangements or statute under which a Board member, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any Board member, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 4 of Part II of Post-Effective Amendment No. 21.

            Reference is also made to the Distribution Agreement attached as Exhibit (e) of Post-Effective Amendment No. 48.

Item 26.    Business and Other Connections of Investment Adviser.
-------     ----------------------------------------------------

            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



ITEM 26.        BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER (CONTINUED)

                OFFICERS AND DIRECTORS OF INVESTMENT ADVISER

Name and Position
WITH DREYFUS                       OTHER BUSINESSES                      POSITION HELD                 DATES

STEPHEN R. BYERS                   Lighthouse Growth Advisors LLC++      Member, Board of Managers     9/02 - Present
Director, Vice Chairman, and                                             President                     9/02 - 11/02
Chief Investment Officer
                                   Dreyfus Service Corporation++         Senior Vice President         3/00 - Present

                                   Founders Asset Management,            Member, Board of Managers     6/02 - Present
                                   LLC****

                                   Dreyfus Investment Advisors,          Chief Investment Officer      2/02 - Present
                                   Inc. ++                               and Director

STEPHEN E. CANTER                  Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Chairman of the Board,
Chief Executive Officer and        Mellon Bank, N.A.+                    Vice Chairman                 6/01 - Present
Chief Operating Officer
                                   Standish Mellon Asset Management      Board Manager                 7/03 - Present
                                   Company, LLC*

                                   Mellon Growth Advisors, LLC*          Board Member                  1/02 - 7/03

                                   Dreyfus Investment                    Chairman of the Board         1/97 - 2/02
                                   Advisors, Inc.++                      Director                      5/95 - 2/02
                                                                         President                     5/95 - 2/02

                                   Newton Management Limited             Director                      2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee           1/99 - 7/03
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee           1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates,        Director                      2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*    Director                      2/99 - Present

                                   TBCAM Holdings, LLC*                 Director                      2/99 - Present

                                   Mellon Capital Management             Director                      1/99 - Present
                                   Corporation***

                                   Founders Asset Management             Member, Board of              12/97 - Present
                                   LLC****                               Managers

                                   The Dreyfus Trust Company+++          Director                      6/95 - Present
                                                                         Chairman                      1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Chief Executive Officer       1/99 - Present

J. CHARLES CARDONA                 Dreyfus Investment Advisors,          Chairman of the Board         2/02 - Present
Director and Vice Chairman         Inc.++

                                   Boston Safe Advisors, Inc.++          Director                      10/01 - Present

                                   Dreyfus Service Corporation++         Executive Vice President      2/97 - Present
                                                                         Director                      8/00 - Present

STEVEN G. ELLIOTT                  Mellon Financial Corporation+         Director                      1/01 - Present
Director                                                                 Senior Vice Chairman          1/99 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon Bank, N.A.+                    Director                      1/01 - Present
                                                                         Senior Vice Chairman          3/98 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon EFT Services Corporation       Director                      10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                      1/96 - Present
                                   Corporation #1                        Vice President                1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President                5/93 - Present

                                   APT Holdings Corporation              Treasurer                     12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                      12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Mellon Financial Company+             Principal Exec. Officer       1/88 - Present
                                                                         Chief Executive Officer       8/87 - Present
                                                                         Director                      8/87 - Present
                                                                         President                     8/87 - Present

                                   Mellon Overseas Investments           Director                      4/88 - Present
                                   Corporation+

                                   Mellon Financial Services             Treasurer                     12/87 - Present
                                   Corporation # 5+

                                   Mellon Financial Markets, Inc.+       Director                      1/99 - Present

                                   Mellon Financial Services             Director                      1/99 - Present
                                   Corporation #17

                                   Mellon Mortgage Company               Director                      1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                      1/99 - Present

LAWRENCE S. KASH                   The Dreyfus Trust Company+++          Director                      12/94 - Present
Vice Chairman

                                   Mellon Bank, N.A.+                    Executive Vice President      6/92 - Present

                                   Boston Group Holdings, Inc.*          Director                      5/93 - Present
                                                                         President                     5/93 - Present

DAVID F. LAMERE                    Mellon Financial Corporation +        Vice Chairman                 9/01 - Present
Director
                                   Wellington-Medford II Properties,     President and Director        2/99 - Present
                                   Inc.
                                   Medford, MA

                                   TBC Securities Co., Inc.              President and Director        2/99 - Present
                                   Medford, MA

                                   The Boston Company, Inc. *            Chairman & CEO                1/99 - Present

                                   Boston Safe Deposit and Trust         Chairman & CEO                1/99 - Present
                                   Company*

                                   Mellon Private Trust Co., N.A.        Chairman                      4/97 - 8/00
                                   2875 Northeast 191st Street,          Director                      4/97 - 8/00
                                   North Miami, FL 33180

                                   Newton Management Limited             Director                      10/98 - Present
                                   London, England

                                   Laurel Capital Advisors, LLP+         Executive Committee Member    8/98 - Present

                                   Mellon Bank, N.A. +                   Vice Chairman                 8/01 - Present
                                                                         Exec. Management Group
                                                                         Exec. Vice President          8/01 - Present
                                                                                                       2/99 - 9/01
                                   Mellon Trust of New York National     Chairman                      4/98 - 8/00
                                   Association
                                   1301 Avenue of the Americas
                                   New York, NY 10017

                                   Mellon Trust of California            Chairman                      2/96 - 8/00
                                   Los Angles, CA

                                   Mellon United National Bank           Chairman                      2/95 - Present
                                   2875 Northeast 191st Street,          Director                      11/98 - Present
                                   North Miami, FL 33180

                                   Mellon Asset Holdings, Inc. +        President                     3/99 - Present
                                                                         Director                      6/99 - Present

                                   Mellon Global Investing Corp. +       President                     1/00 - Present

MARTIN G. MCGUINN                  Mellon Financial Corporation+         Chairman                      1/99 - Present
Director                                                                 Chief Executive Officer       1/99 - Present
                                                                         Director                      1/98 - Present

                                   Mellon Bank, N. A. +                  Chairman                      3/98 - Present
                                                                         Chief Executive Officer       3/98 - Present
                                                                         Director                      1/98 - Present

                                   Mellon Leasing Corporation+           Vice Chairman                 12/96 - Present

MICHAEL G. MILLARD                 Lighthouse Growth Advisors LLC++      Member, Board of Managers     9/02 - Present
Director and President                                                   Vice President                9/02 - 11/02

                                   Dreyfus Service Corporation++         Chairman of the Board         4/02 - Present
                                                                         Chief Executive Officer       4/02 - Present
                                                                         Director                      8/00 - Present
                                                                         Executive Vice President      8/00 - 5/02
                                                                         Senior Vice President         3/00 - 8/00
                                                                         Executive Vice President -    5/98 - 3/00
                                                                         Dreyfus Investment Division

                                   Dreyfus Service Organization, Inc.++  Director                      4/02 - Present

                                   Dreyfus Insurance Agency of           Director                      4/02 - Present
                                   Massachusetts Inc. ++

                                   Founders Asset Management             Member, Board of Managers     5/01 - Present
                                   LLC****
                                   Boston Safe Advisors, Inc. ++         Director                      10/01 - Present

RONALD P. O'HANLEY                 Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Vice Chairman
and Director                       Mellon Bank, N.A. +                   Vice Chairman                 1/97 - Present

                                   Mellon Growth Advisors, LLC*          Board Member                  1/02 - 7/03

                                   TBC General Partner, LLC*             President                     7/03 - Present

                                   Standish Mellon Asset Management      Board Member                  7/01 - 7/03
                                   Holdings, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Standish Mellon Asset Management      Board Member                  7/01 - Present
                                   Company, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Franklin Portfolio Holdings, LLC*     Director                      12/00 - Present

                                   Franklin Portfolio Associates,        Director                      4/97 - Present
                                   LLC*


                                   Pareto Partners (NY)                  Partner Representative        2/00 - Present
                                   505 Park Avenue
                                   NY, NY 10022

                                   Boston Safe Deposit and Trust         Executive Committee           1/99 - 1/01
                                   Company* Member
                                                                         Director                      1/99 - 1/01

                                   The Boston Company, Inc.*             Executive Committee           1/99 - 1/01
                                                                         Member                        1/99 - 1/01
                                                                         Director

                                   Buck Consultants, Inc.++              Director                      7/97 - Present

                                   Newton Management Limited             Executive Committee           10/98 - Present
                                   London, England Member
                                                                         Director                      10/98 - Present

                                   Mellon Global Investments Japan Ltd.  Non-Resident Director         11/98 - Present
                                   Tokyo, Japan

                                   TBCAM Holdings, LLC*                  Director                      1/98 - Present

                                   Fixed Income (MA) Trust*              Trustee                       6/03 - Present

                                   Fixed Income (DE) Trust*              Trustee                       6/03 - Present

                                   Boston Safe Advisors, Inc. ++         Chairman                      6/97 - 10/01
                                                                         Director                      2/97 - 10/01

                                   Pareto Partners                       Partner Representative        5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                      2/97 -Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**         Director                      2/97 - 7/03

                                   Mellon Bond Associates, LLP+          Trustee                       1/98 - 7/03
                                                                         Chairman                      1/98 - 7/03

                                   Mellon Equity Associates, LLP+        Trustee                       2/97 - Present
                                                                         Chairman                      2/97 - Present

                                   Mellon Global Investing Corp. *       Director                      5/97 - Present
                                                                         Chairman                      5/97 - Present
                                                                         Chief Executive Officer       5/97 - Present


J. DAVID OFFICER                   Dreyfus Service Corporation++         President                     3/00 - Present
Vice Chairman                                                            Executive Vice President      5/98 - 3/00
and Director                                                             Director                      3/99 - Present

                                   MBSC, LLC++                           Manager, Board of Managers    4/02 - Present
                                                                         and President

                                   Boston Safe Advisors, Inc.++          Director                      10/01 - Present

                                   Dreyfus Transfer, Inc.++             Chairman and Director         2/02 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/98 - Present
                                   Massachusetts, Inc.++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      3/99 - 1/02
                                   6500 Wilshire Boulevard, 8th Floor,
                                   Los Angeles, CA 90048

                                   Seven Six Seven Agency, Inc.++        Director                      10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                      4/97 - Present

                                   Mellon Trust of Florida, N.A.         Director                      8/97 - Present
                                   2875 Northeast 191st Street
                                   North Miami Beach, FL 33180

                                   Mellon Bank, N.A.+                    Executive Vice President      7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman                 1/97 - Present
                                                                         Director                      7/96 - Present

                                   RECO, Inc.*                           President                     11/96 - Present
                                                                         Director                      11/96 - Present

                                   Boston Safe Deposit and Trust         Director                      7/96 - Present
                                   Company*

                                   Mellon Trust of New York              Director                      6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                      6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071

                                   Mellon United National Bank           Director                      3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                      12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                      9/96 - 4/02

                                   Dreyfus Investment Services           Director                      4/96 - Present
                                   Corporation+

RICHARD W. SABO                    Founders Asset Management             President                     12/98 - Present
Director                           LLC****                               Chief Executive Officer       12/98 - Present

DIANE P. DURNIN                    Seven Six Seven Agency, Inc. ++       Director                      4/02 - Present
Executive Vice President

MARK N. JACOBS                     Dreyfus Investment                    Director                      4/97 - Present
General Counsel,                   Advisors, Inc.++
Executive Vice President, and
Secretary                          The Dreyfus Trust Company+++          Director                      3/96 - Present

                                   The TruePenny Corporation++           President                     10/98 - Present
                                                                         Director                      3/96 - Present

PATRICE M. KOZLOWSKI               None
Senior Vice President -
Corporate
Communications

WILLIAM H. MARESCA                 Lighthouse Growth Advisors LLC++      Member, Board of Managers     9/02 - Present
Controller                                                               Vice President and            9/02 - Present
                                                                         Treasurer

                                                                         Chief Financial Officer
                                   The Dreyfus Trust Company+++          Treasurer                     3/99 - Present
                                                                         Director                      9/98 - Present
                                                                                                       3/97 - Present

                                   MBSC, LLC++                           Chief Financial Officer and   4/02 - Present
                                                                         Manager, Board of Managers
                                   Boston Safe Advisors, Inc. ++         Chief Financial Officer and   10/01 - Present
                                                                         Director

                                   Dreyfus Service Corporation++         Chief Financial Officer       12/98 - Present
                                                                         Director                      8/00 - Present

                                   Dreyfus Consumer Credit               Treasurer                     10/98 - Present
                                   Corporation ++

                                   Dreyfus Investment Advisors, Inc. ++  Treasurer                     10/98 - Present

                                   Dreyfus-Lincoln, Inc.                 Vice President                10/98 - Present
                                   c/o Mellon Corporation                Director                      2/02 - Present
                                   Two Greenville Center
                                   4001 Kennett Pike
                                   Suite 218
                                   Greenville, DE 19807

                                   The TruePenny Corporation++           Vice President                10/98 - Present
                                                                         Director                      2/02 - Present

                                   The Trotwood Corporation++            Vice President                10/98 - 7/99

                                   Trotwood Hunters Corporation++        Vice President                10/98 - 7/99

                                   Trotwood Hunters Site A Corp. ++      Vice President                10/98 - 7/99

                                   Dreyfus Transfer, Inc. ++             Chief Financial Officer       5/98 - Present

                                   Dreyfus Service                       Treasurer                     3/99 - Present
                                   Organization, Inc.++

                                   Dreyfus Insurance Agency of           Assistant Treasurer           5/98 - Present
                                   Massachusetts, Inc.++

MARY BETH LEIBIG                   None
Vice President -
Human Resources

ANGELA E. PRICE                    None
Vice President

THEODORE A. SCHACHAR               Lighthouse Growth Advisors LLC++      Assistant Treasurer           9/02 - Present
Vice President - Tax
                                   Dreyfus Service Corporation++         Vice President -Tax           10/96 - Present

                                   MBSC, LLC++                           Vice President -Tax           4/02 - Present

                                   The Dreyfus Consumer Credit           Chairman                      6/99 - Present
                                   Corporation ++                        President                     6/99 - Present

                                   Dreyfus Investment Advisors,          Vice President - Tax          10/96 - Present
                                   Inc.++

                                   Dreyfus Service Organization,         Vice President - Tax          10/96 - Present
                                   Inc.++
WENDY STRUTT                       None
Vice President

RAYMOND J. VAN COTT                Mellon Financial Corporation+         Vice President                7/98 - Present
Vice President -
Information Systems

JAMES BITETTO                      The TruePenny Corporation++           Secretary                     9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++         Assistant Secretary           8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary           7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary           7/98 - Present
                                   Organization, Inc.++

                                   The Dreyfus Consumer Credit           Vice President and Director   2/02 - Present
                                   Corporation++

STEVEN F. NEWMAN                   Dreyfus Transfer, Inc. ++             Vice President                2/97 - Present
Assistant Secretary                                                      Director                      2/97 - Present
                                                                         Secretary                     2/97 - Present

                                   Dreyfus Service                       Secretary                     7/98 - Present
                                   Organization, Inc.++

*        The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**       The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***      The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****     The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+        The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++       The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++      The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.



Item 27.    Principal Underwriters
________    ______________________

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)       CitizensSelect Funds
2)       Dreyfus A Bonds Plus, Inc.
3)       Dreyfus Appreciation Fund, Inc.
4)       Dreyfus Balanced Fund, Inc.
5)       Dreyfus BASIC Money Market Fund, Inc.
6)       Dreyfus BASIC U.S. Mortgage Securities Fund
7)       Dreyfus BASIC U.S. Government Money Market Fund
8)       Dreyfus Bond Funds, Inc.
9)       Dreyfus California Intermediate Municipal Bond Fund
10)      Dreyfus California Tax Exempt Bond Fund, Inc.
11)      Dreyfus California Tax Exempt Money Market Fund
12)      Dreyfus Cash Management
13)      Dreyfus Cash Management Plus, Inc.
14)      Dreyfus Connecticut Intermediate Municipal Bond Fund
15)      Dreyfus Connecticut Municipal Money Market Fund, Inc.
16)      Dreyfus Fixed Income Securities
17)      Dreyfus Florida Intermediate Municipal Bond Fund
18)      Dreyfus Florida Municipal Money Market Fund
19)      Dreyfus Founders Funds, Inc.
20)      The Dreyfus Fund Incorporated
21)      Dreyfus GNMA Fund, Inc.
22)      Dreyfus Government Cash Management Funds
23)      Dreyfus Growth and Income Fund, Inc.
24)      Dreyfus Growth and Value Funds, Inc.
25)      Dreyfus Growth Opportunity Fund, Inc.
26)      Dreyfus Index Funds, Inc.
27)      Dreyfus Institutional Cash Advantage Funds
28)      Dreyfus Institutional Money Market Fund
29)      Dreyfus Institutional Preferred Money Market Funds
30)      Dreyfus Insured Municipal Bond Fund, Inc.
31)      Dreyfus Intermediate Municipal Bond Fund, Inc.
32)      Dreyfus International Funds, Inc.
33)      Dreyfus Investment Grade Funds, Inc.
34)      Dreyfus Investment Portfolios
35)      The Dreyfus/Laurel Funds, Inc.
36)      The Dreyfus/Laurel Funds Trust
37)      The Dreyfus/Laurel Tax-Free Municipal Funds
38)      Dreyfus LifeTime Portfolios, Inc.
39)      Dreyfus Liquid Assets, Inc.
40)      Dreyfus Massachusetts Intermediate Municipal Bond Fund
41)      Dreyfus Massachusetts Municipal Money Market Fund
42)      Dreyfus Massachusetts Tax Exempt Bond Fund
43)      Dreyfus Midcap Index Fund, Inc.
44)      Dreyfus Money Market Instruments, Inc.
45)      Dreyfus Municipal Bond Fund, Inc.
46)      Dreyfus Municipal Cash Management Plus
47)      Dreyfus Municipal Funds, Inc.
48)      Dreyfus Municipal Money Market Fund, Inc.
49)      Dreyfus New Jersey Intermediate Municipal Bond Fund
50)      Dreyfus New Jersey Municipal Money Market Fund, Inc.
51)      Dreyfus New York Municipal Cash Management
52)      Dreyfus New York Tax Exempt Bond Fund, Inc.
53)      Dreyfus New York Tax Exempt Intermediate Bond Fund
54)      Dreyfus New York Tax Exempt Money Market Fund
55)      Dreyfus U.S. Treasury Intermediate Term Fund
56)      Dreyfus U.S. Treasury Long Term Fund
57)      Dreyfus 100% U.S. Treasury Money Market Fund
58)      Dreyfus Pennsylvania Intermediate Municipal Bond Fund
59)      Dreyfus Pennsylvania Municipal Money Market Fund
60)      Dreyfus Premier California Municipal Bond Fund
61)      Dreyfus Premier Equity Funds, Inc.
62)      Dreyfus Premier Fixed Income Funds
63)      Dreyfus Premier International Funds, Inc.
64)      Dreyfus Premier GNMA Fund
65)      Dreyfus Premier Municipal Bond Fund
66)      Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
67)      Dreyfus Premier New Leaders Fund, Inc.
68)      Dreyfus Premier New York Municipal Bond Fund
69)      Dreyfus Premier Opportunity Funds
70)      Dreyfus Premier State Municipal Bond Fund
71)      Dreyfus Premier Stock Funds
72)      Dreyfus Premier Value Equity Funds

73)      Dreyfus Premier Worldwide Growth Fund, Inc.
74)      Dreyfus Short-Intermediate Government Fund
75)      Dreyfus Short-Intermediate Municipal Bond Fund
76)      The Dreyfus Socially Responsible Growth Fund, Inc.
77)      Dreyfus Stock Index Fund, Inc.
78)      Dreyfus Tax Exempt Cash Management
79)      Dreyfus Treasury Cash Management
80)      Dreyfus Treasury Prime Cash Management
81)      Dreyfus Variable Investment Fund
82)      Dreyfus Worldwide Dollar Money Market Fund, Inc.
83)      General California Municipal Bond Fund, Inc.
84)      General California Municipal Money Market Fund
85)      General Government Securities Money Market Funds, Inc.
86)      General Money Market Fund, Inc.
87)      General Municipal Bond Fund, Inc.
88)      General Municipal Money Market Funds, Inc.
89)      General New York Municipal Bond Fund, Inc.
90)      General New York Municipal Money Market Fund
91)      Mellon Funds Trust





(b)

                                                                                                 Positions
Name and principal                                                                               and Offices with
Business address                      Positions and offices with the Distributor                 Registrant
----------------                      ------------------------------------------                 ----------

Michael G. Millard *                  Chief Executive Officer and Chairman of the Board          None
J. David Officer *                    President and Director                                     None
J. Charles Cardona *                  Executive Vice President and Director                      None
Anthony DeVivio **                    Executive Vice President and Director                      None
James Neiland*                        Executive Vice President and Director                      None
Irene Papadoulis **                   Executive Vice President and Director                      None
Prasanna Dhore *                      Executive Vice President                                   None
Noreen Ross *                         Executive Vice President                                   None
Matthew R. Schiffman *                Executive Vice President and Director                      None
William H. Maresca *                  Chief Financial Officer and Director                       None
Ken Bradle **                         Senior Vice President                                      None
Stephen R. Byers *                    Senior Vice President                                      Executive Vice
                                                                                                 President
Lawrence S. Kash *                    Senior Vice President                                      None
Walter Kress *                        Senior Vice President                                      None
Matthew Perrone **                    Senior Vice President                                      None
Bradley J. Skapyak *                  Senior Vice President                                      None
Bret Young *                          Senior Vice President                                      None
Jane Knight *                         Chief Legal Officer and Secretary                          None
Stephen Storen *                      Chief Compliance Officer                                   None
Maria Georgopoulos *                  Vice President - Facilities Management                     None
William Germenis *                    Vice President                                             Anti-Money
                                                                                                 Laundering
                                                                                                 Compliance Officer
Tracy Hopkins *                       Vice President                                             None
Mary Merkle *                         Vice President - Compliance                                None
Paul Molloy *                         Vice President                                             None
James Muir *                          Vice President - Compliance                                None
Anthony Nunez *                       Vice President - Finance                                   None
Gary Pierce *                         Vice President - Finance                                   None
Theodore A. Schachar *                Vice President - Tax                                       None
William Schalda *                     Vice President                                             None
John Shea *                           Vice President - Finance                                   None
Susan Verbil *                        Vice President - Finance                                   None
William Verity *                      Vice President - Finance                                   None
James Windels *                       Vice President                                             Treasurer
James Bitetto *                       Assistant Secretary                                        None
Ronald Jamison *                      Assistant Secretary                                        None


*   Principal business address is 200 Park Avenue, New York, NY 10166.
**  Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.






Item 28.       Location of Accounts and Records
-------        --------------------------------

               1.     Mellon Bank, N.A.
                      One Mellon Bank Center
                      Pittsburgh, Pennsylvania 15258

               2.     Boston Financial Services, Inc.
                      One American Express Plaza
                      Providence, Rhode Island 02903

               3.     The Dreyfus Corporation
                      200 Park Avenue
                      New York, New York 10166

Item 29.       Management Services
-------        -------------------

               Not Applicable

Item 30.       Undertakings
-------        ------------

               None




                                   SIGNATURES
                                  -------------


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 25th day of September, 2003.


            THE DREYFUS PREMIER THIRD CENTURY FUND, INC.

        BY:/s/Stephen E. Canter*
              -------------------------------------
              STEPHEN E. CANTER, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

    Signatures                       Title                             Date



/s/Stephen E. Canter*            President (Principal Executive       09/25/03
------------------------------   Officer)
Stephen E. Canter


/s/James Windels*                Treasurer                            09/25/03
------------------------------   (Principal Financial and
James Windels                     Accounting Officer)


/s/Joseph S. DiMartino*          Chairman of the Board of Directors   09/25/03
------------------------------
Joseph S. DiMartino


/s/Clifford L. Alexander, Jr.*   Director                             09/25/03
------------------------------
Clifford L. Alexander, Jr.


/s/Lucy Wilson Benson*           Director                             09/25/03
------------------------------
Lucy Wilson Benson


/s/David W. Burke*               Director                             09/25/03
------------------------------
David W. Burke


/s/Whitney I. Gerard*            Director                             09/25/03
------------------------------
Whitney I. Gerard


/s/Arthur A. Hartman*            Director                             09/25/03
------------------------------
Arthur A. Hartman


/s/George L. Perry*              Director                             09/25/03
------------------------------
George L. Perry



*BY:  /s/Jeff Prusnofsky
      Jeff Prusnofsky
      Attorney-in-Fact


                                 EXHIBIT INDEX


Exhibits

(j) Consent of Independent Auditors.


Other Exhibits

(a) Power of Attorney of the Board members.

(b) Assistant Secretary's Certificate.